Exhibit 4.05

Execution Copy

AGNICO-EAGLE MINES LIMITED

- and -

COMPUTERSHARE TRUST COMPANY OF CANADA

WARRANT INDENTURE

Governing up to

8,600,000 Warrants to Purchase up to

8,600,000 Common Shares of

Agnico-Eagle Mines Limited.

April 4, 2009

TABLE OF CONTENTS

ARTICLE 1
INTERPRETATION

1.1	Definitions	2
1.2	Construction	5
1.3	Business Day	5
1.4	Time of the Essence	5
1.5	Applicable Law	6
1.6	Agent for Service; Submission to Jurisdiction; Waiver of Immunities	6
1.7	Severability	6
1.8	Currency	6

ARTICLE 2
ISSUE OF WARRANTS

2.1	Issue of Warrants	7
2.2	Form and Terms of Warrants	7
2.3	Signing of Warrant Certificates	10
2.4	Certification by the Trustee	11
2.5	Warrantholder Not a Shareholder, Etc.	11
2.6	Issue in Substitution for Lost Warrant Certificates	11
2.7	Warrants to Rank Pari Passu	12
2.8	Registers for Warrants	12
2.9	Transferee Entitled to Registration	12
2.10	Registers Open for Inspection	13
2.11	Exchange of Warrants	13
2.12	Ownership of Warrants	13

ARTICLE 3
ADJUSTMENTS

3.1	Adjustment of Exercise Rights	14
3.2	Adjustment Rules	18
3.3	Postponement of Subscription	19
3.4	Notice of Adjustment of Exercise Rights	19
3.5	No Duty to Inquire	20
3.6	Purchase of Warrants for Cancellation	20

ARTICLE 4
EXERCISE OF WARRANTS

4.1	Method of Exercise of Warrants	20
4.2	Expiration of Warrants	21
4.3	Effect of Exercise of Warrants	21

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4.4	Cancellation of Warrant Certificates	22
4.5	Fractions	22
4.6	Prohibition Against Exercise by U.S. Persons; Exception	22
4.7	U.S. Legend	23

ARTICLE 5
COVENANTS

5.1	General Covenants	23
5.2	Trustee’s Remuneration and Expenses	24
5.3	Performance of Covenants by Trustee	25

ARTICLE 6
ENFORCEMENT

6.1	Suits by Warrantholders	25
6.2	Immunity of Shareholders, Etc.	25
6.3	Limitation of Liability	26

ARTICLE 7
MEETINGS OF WARRANTHOLDERS

7.1	Right to Convene Meetings	26
7.2	Notice	26
7.3	Chair	26
7.4	Quorum	27
7.5	Power to Adjourn	27
7.6	Show of Hands	27
7.7	Poll and Voting	27
7.8	Regulations	28
7.9	Corporation, Trustee and Counsel May Be Represented	28
7.10	Powers Exercisable by Extraordinary Resolution	28
7.11	Meaning of Extraordinary Resolution	29
7.12	Powers Cumulative	30
7.13	Minutes	30
7.14	Instruments in Writing	30
7.15	Binding Effect of Resolutions	31
7.16	Holdings by the Corporation or Subsidiaries of the Corporation Disregarded	31

ARTICLE 8
AMENDMENTS AND SUPPLEMENTAL INDENTURES

8.1	Amendments and Supplemental Indentures	31
8.2	Amendments and Supplemental Indentures Requiring Extraordinary Resolution	32
8.3	Successor Corporations	32

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ARTICLE 9
CONCERNING THE TRUSTEE

9.1	Trust Indenture Legislation	32
9.2	Rights and Duties of Trustee	33
9.3	Evidence, Experts and Advisers	34
9.4	Documents Held by Trustee	34
9.5	Actions by Trustee to Protect Interests	35
9.6	Trustee Not Required to Give Security	35
9.7	Protection of Trustee	35
9.8	Replacement of Trustee	36
9.9	Conflict of Interest	37
9.10	Acceptance of Trusts	37
9.11	Trustee Not to Be Appointed Receiver	37
9.12	Indemnity of Trustee	37
9.13	Notice	38

ARTICLE 10
GENERAL

10.1	Notice to the Corporation	38
10.2	Notice to Trustee	38
10.3	Notice to Warrantholders	39
10.4	Accidental Failure to Give Notice to Warrantholders	39
10.5	Counterparts and Formal Date	39
10.6	Satisfaction and Discharge of Indenture	39
10.7	Provisions of Indenture and Warrants for the Sole Benefit of Parties and Warrantholders	40
10.8	Assignment	40
10.9	No Waiver, etc.	40
10.10	Further Assurances	40
10.11	Amendments	40
10.12	Language	40

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THIS WARRANT INDENTURE dated as of April 4, 2009.

B E T W E E N:

AGNICO- EAGLE MINES LIMITED,

a corporation existing under the laws of
the Province of Ontario,

(hereinafter called the “Corporation”),

- and -

COMPUTERSHARE TRUST COMPANY OF
CANADA,

a trust company organized under the laws of Canada
and authorized to carry on business as a trust
company in all the provinces of Canada,

(hereinafter called the “Trustee”).

WHEREAS on December 3, 2008, the Corporation issued 8,600,000 share purchase warrants entitling the holders thereof to acquire, upon exercise thereof and payment of the exercise price therefor, one common share of the Corporation, which warrants were issued pursuant to subscription agreements dated December 3, 2008 and evidenced by warrant certificates (the “Original Certificates”) dated the same date;

AND WHEREAS all things necessary were done and performed to make such warrants legal, valid and binding upon the Corporation with the benefits of and subject to the terms of such warrants as set out in the Original Certificate;

AND WHEREAS certain of the holders of such warrants have agreed with the Corporation to amend the terms and conditions of their warrants so as to conform to, and be governed by, the terms and conditions set out in this Indenture (such amended warrants being hereinafter referred to as the “Warrants”);

AND WHEREAS the Trustee has agreed to enter into this Indenture and to hold all rights, interests and benefits contained herein for and on behalf of those persons who from time to time are holders of Warrants;

NOW THEREFORE THIS INDENTURE WITNESSES that for good and valuable consideration mutually given, the receipt and sufficiency of which are hereby acknowledged, the Corporation hereby appoints the Trustee as Warrant trustee for the holders of Warrants, to hold all rights, interests and benefits in respect of the Warrants contained in the Original Certificate as so amended, and it is hereby agreed and declared as follows:

ARTICLE 1

INTERPRETATION

1.1                                                                               Definitions

In this Indenture, unless there is something in the subject matter or context inconsistent therewith, the following phrases and words shall have the meanings set out below and grammatical variations of such terms shall have corresponding meanings:

“Applicable Legislation” has the meaning set out in Section 9.1(a);

“Business Day” means a day, other than a Saturday or Sunday, which is not a statutory or civic holiday in Toronto, Ontario or the City of New York, New York;

“Chair” has the meaning set out in Section 7.3;

“Common Shares” means common shares in the capital of the Corporation, regardless of the series thereof, as currently constituted and as the same may be reclassified, subdivided, consolidated or otherwise changed from time to time;

“Corporation” means Agnico-Eagle Mines Limited, a corporation existing under the laws of the Province of Ontario, or any successor thereto, whether by amalgamation, continuance or otherwise;

“Corporation’s auditors” means the independent chartered accountant or firm of chartered accountants duly appointed as auditor or auditors of the Corporation from time to time;

“counsel” means a barrister or solicitor or a firm of barristers or solicitors (who may be counsel for the Corporation) acceptable to the Trustee, acting reasonably;

“Current Market Price” means, at any date, the U.S. dollar volume-weighted-average closing price per Common Share for the 20 consecutive Trading Days commencing on the Trading Day immediately before such date on the NYSE or, if the Common Shares are not then listed on the NYSE then on such other U.S. stock exchange on which the Common Shares are then listed as may be selected by the directors of the Corporation or, if the Common Shares are not then listed on any U.S. stock exchange then on such other stock exchange on which the Common Shares are then listed as may be selected by the directors of the Corporation or, if the Common Shares are not then listed on a stock exchange, on the over-the-counter market (provided that, in each case, if such average price is not in U.S. dollars, such price will be translated into U.S. dollars using the then applicable Exchange Rate); provided that, if there is no market for the Common Shares during all or part of such period during which the Current Market Price would otherwise be determined, the Current Market Price shall in respect of all or such part of the period be determined by a nationally-recognized firm of chartered accountants appointed by the Corporation (who may be the Corporation’s auditors), in each case appropriately adjusted to take into account the occurrence during such 20-Trading Day period of any event that would result in an adjustment of the Exercise Price pursuant to Section 3.1;

“director” means a director of the Corporation for the time being and, unless otherwise specified herein, reference herein to an “action by the directors” means an action by the directors of the Corporation as a board or, whenever duly empowered, an action by a committee of directors;

“Eligible Institution” means a Canadian chartered bank, a major trust company in Canada, a firm which is a member of a recognized stock exchange in Canada, a member of the Investment Dealers Association of Canada, a national securities exchange in the United States or the Financial Industry Regulatory Authority, or a participant in the Securities Transfer Agents Medallion (STAMP) Program;

“Exchange Rate” means, on any date for determination, the rate at which Canadian dollars may be exchanged into United States dollars calculated using the Bank of Canada noon exchange rate and in the event that such rate is not quoted or published by the Bank of Canada, the Exchange Rate shall be determined by reference to such other publicly available service for displaying exchange rates as may be determined by the Corporation;

“Exercise Date”, with respect to any Warrant, means the date during the Exercise Period on which such Warrant is surrendered for exercise in accordance with the provisions of Article 4;

“Exercise Period” means the period beginning on the date hereof and ending at the Expiry Time;

“Exercise Price” means $47.25 per Common Share, unless such price shall have been adjusted in accordance with the provisions of Article 3, in which case it shall mean the adjusted price in effect at such time;

“Expiry Date” means December 2, 2013;

“Expiry Time” means 4:30 p.m. (Toronto time) on the Expiry Date;

“extraordinary resolution” has the meaning set out in Section 7.11;

“NYSE” means the New York Stock Exchange;

“person” means an individual, partnership, corporation, trust, unincorporated association, joint venture, governmental agency or other entity;

“Regulation S” means Regulation S under the U.S. Securities Act;

“Shareholder” means a holder of record on the books of the Corporation of one or more Common Shares;

“Shareholders’ Equity” means the aggregate of all classes of share capital, other paid-in-capital, retained earnings/deficit and any and all surplus accounts and reserves as shown on the audited financial statements of the Corporation for the most recently ended fiscal year;

“successor” has the meaning set out in Section 8.3;

“Trading Day” means any day on which trading occurs on the NYSE (or such other exchange or market provided for in the definition of “Current Market Price”), and at least one trade of at least one round lot of Common Shares occurs on such day;

“Trustee” means Computershare Trust Company of Canada, a corporation organized under the laws of Canada, or its successors for the time being in the trusts hereby created;

“TSX” means the Toronto Stock Exchange;

“U.S. Warrant” means a Warrant issued by the Corporation pursuant to a subscription agreement for United States subscribers of units dated December 3, 2008, (a “U.S. Subscription Agreement”) that is held by either the person party to the U.S. Subscription Agreement under which such Warrant was issued (an “Initial U.S. Holder”) or a person who subsequently acquired the Warrant in a transaction in the United States intended to be exempt from the registration requirements of the U.S. Securities Act;

“U.S. Person” has the meaning given to such term in Regulation S;

“U.S. Securities Act” means the United States Securities Act of 1933, as amended;

“Underlying Securities” means the Common Shares issuable upon exercise of the Warrants, including the shares or other securities or property issuable upon the exercise of the Warrants as a result of any adjustment of subscription rights pursuant to Article 3;

“United States” has the meaning given to such term in Regulation S;

“Warrant Agency” means the principal transfer office of the Trustee in Toronto or at any other place that is designated by the Corporation with the approval of the Trustee;

“Warrant Certificates” has the meaning set out in Section 2.1;

“Warrantholder” or “holder” means a person whose name is entered for the time being in the register maintained pursuant to Section 2.8(a) and, for greater certainty, in respect of any action to be taken by a holder in respect of his Warrants, means the holder or his executors, administrators or other legal representatives or his or their attorney duly appointed by instrument in writing in form, substance and execution satisfactory to the Trustee with signatures guaranteed by an Eligible Institution;

“Warrantholders’ Request” means an instrument signed in one or more counterparts by Warrantholders holding in the aggregate not fewer than 10% of the then outstanding Warrants, requesting the Trustee to take some action or proceeding specified therein;

“Warrants” has the meaning ascribed to that term in the third recital and, for greater certainty, shall entitle registered holders thereof upon exercise thereof and payment of the Exercise Price to acquire Common Shares, or such other securities or property calculated or otherwise determined pursuant to the provisions of Article 3 hereof; and

“written order of the Corporation”, “written request of the Corporation”, “written consent of the Corporation”, “certificate of the Corporation” and any other document required to be signed by the Corporation means, respectively, a written order, request, consent, certificate or other document signed in the name of the Corporation by any one officer of the Corporation, and may consist of one or more instruments so executed.

1.2                                                                               Construction

In this Indenture, unless otherwise expressly stated or the context otherwise requires:

(a)                                  the division of this Indenture into Articles and Sections, the provision of a table of contents and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Indenture;

(b)                                 the terms, “this Indenture”, “herein”, “hereby”, “hereof” and “hereunder” and similar expressions refer to this warrant indenture and not to any particular Article, Section or other portion hereof and include any agreement or instrument supplemental or ancillary hereto;

(c)                                  references to Articles, Sections and Schedules are to the specified Articles or Sections of or Schedules to this Indenture;

(d)                                 words importing the singular include the plural and vice versa and words importing any gender shall include the masculine, feminine and neutral genders;

(e)                                  all references herein and in the Warrant Certificates to dollar amounts are references to United States dollars; and

(f)                                    the words “includes” and “including”, when following any general term or statement, are not to be construed as limiting the general term or statement to the specific items or matters set forth or to similar items or matters, but rather as referring to all other items or matters that could reasonably fall within the broadest possible scope of the general term or statement.

1.3                                                                               Business Day

In the event that any day on or before which any action is required or permitted to be taken hereunder is not a Business Day, then such action shall be required or permitted to be taken on or before the requisite time on the next succeeding day that is a Business Day.

1.4                                                                               Time of the Essence

Time shall be of the essence in all respects in this Indenture and the Warrants.

1.5                                                                               Applicable Law

This Indenture and the Warrants shall be governed by and construed in accordance with the laws of the Province of Ontario and shall be treated in all respects as Ontario contracts.

1.6                                                                               Agent for Service; Submission to Jurisdiction; Waiver of Immunities

By the execution and delivery of this Indenture, the Corporation (i) acknowledges that it has, by separate written instrument, irrevocably designated and appointed Gerald D. Shepherd of Davies Ward Phillips & Vineberg LLP (or any successor) (together with any successor, the “Agent for Service”), as its authorized agent upon which process may be served in any suit or proceeding arising out of or relating to this Indenture, the Warrants or the Underlying Securities, that may be instituted in any federal or state court in the State of New York, or brought under United States federal or state securities laws, and acknowledges that the Agent for Service has accepted such designation, (ii) submits to the jurisdiction of any such court in any such suit or proceeding, and (iii) agrees that service of process upon the Agent for Service (or any successor) and written notice of said service to the Corporation (mailed or delivered to its Chief Financial Officer at its principal office in Toronto, Ontario, Canada), shall be deemed in every respect effective service of process upon the Corporation in any such suit or proceeding.  The Corporation further agrees to take any and all action, including the execution and filing of any and all such documents and instruments, as may be necessary to continue such designation and appointment of the Agent for Service in full force and effect so long as any of the Warrants shall be outstanding.

To the extent that the Corporation has or hereafter may acquire any immunity from the jurisdiction of any court or from any legal process (whether through service of notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its property, it hereby irrevocably waives such immunity in respect of its obligations under the above-referenced documents, to the extent permitted by law.

1.7                                                                               Severability

If any term or other provision of this Indenture or the Warrants are invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Indenture or the Warrants shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to either of the Corporation or the Warrantholders.

1.8                                                                               Currency

All references to currency herein are to United States dollars unless otherwise indicated.

ARTICLE 2

ISSUE OF WARRANTS

2.1                                                                               Issued Warrants

A maximum of 8,600,000 whole Warrants entitling the holders thereof to acquire a maximum of 8,600,000 Common Shares, or such other kind and amount of Underlying Securities as may be determined pursuant to the provisions of Article 3, are governed by the terms and conditions herein set forth.  Amended certificates evidencing the Warrants (“Warrant Certificates”) shall be executed by the Corporation and certified by or on behalf of the Trustee in accordance with Sections 2.3 and 2.4 upon the written order of the Corporation and delivered to the Holder in place of and upon cancellation of the original certificates delivered to the Holder on December 3, 2008.

2.2                                                                               Form and Terms of Warrants

(a)                                  The Warrant Certificates shall be in registered form substantially in the form set out in Schedule A hereto with, subject to the provisions of this Indenture, such additions, variations or omissions as may from time to time be agreed upon between the Corporation and the Trustee, shall be dated as of December 3, 2008 (regardless of their actual date of issue), and shall have such distinguishing letters and numbers as the Corporation may, with the approval of the Trustee, prescribe.

(b)                                 Each Warrant shall entitle the holder thereof to acquire (subject to Section 3.1), for the Exercise Price, one Common Share, or such other kind and amount of Underlying Securities or property as may be determined pursuant to the provisions of Article 3 in accordance with the provisions of this Indenture.

(c)                                  Fractional Warrants or scrips representing fractional shares shall not be issued or otherwise provided for.

(d)                                 Any legends to be typed onto the Warrant Certificates or certificates representing Underlying Securities shall be typed thereon in accordance with the provisions of this Indenture upon the written direction of the Corporation.  The Trustee and the Corporation have no duty to ensure that the Warrantholders comply with the provisions of any such legend.

(e)                                  Warrants may not be sold or otherwise transferred except under circumstances that will not result in a violation of the U.S. Securities Act, any applicable state securities laws or Canadian Securities Laws.  Warrants may be offered, sold or otherwise transferred only:  (A) to the Corporation; (B) outside the United States in accordance with Regulation S under the U.S. Securities Act; (C) in compliance with (i) the exemption from registration provided by Rule 144 under the U.S. Securities Act, if available or (ii) in another transaction that does not required registration under the U.S. Securities Act or (D) pursuant to an effective registration statement under the U.S. Securities Act and, in each case, in compliance with any applicable securities laws of any state in the United States or any other jurisdiction.  In the case of a proposed transfer of a U.S. Warrant bearing the legend restricting transfer thereof as provided in this section 2.2(e)

(the “U.S. restrictive legend”) pursuant to (B) above, the U.S. Warrant holder must provide a declaration to the Trustee in such form as set forth in Annex B and, if required by the Trustee, an opinion of counsel, of recognized standing reasonably satisfactory to the Corporation, to the effect that the proposed transfer may be effected without registration under the U.S. Securities Act, and, in the case of a proposed transfer of a U.S. Warrant bearing the U.S. restrictive legend pursuant to (C)(i) or (ii) above, a Warrant holder must provide an opinion of counsel of recognized standing, or other evidence, in each case reasonably satisfactory to the Corporation, to the effect that the proposed transfer may be effected without registration under the U.S. Securities Act.

All Warrant Certificates evidencing U.S. Warrants shall, and the Trustee is hereby directed to, have typed thereon the following legend:

THE SECURITIES REPRESENTED HEREBY AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”) OR UNDER APPLICABLE STATE SECURITIES LAWS. THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF AGNICO-EAGLE MINES LIMITED (THE “CORPORATION”) THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY: (A) TO THE CORPORATION, (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH REGULATION S UNDER THE U.S. SECURITIES ACT, (C) IN ACCORDANCE WITH (1) RULE 144 UNDER THE U.S. SECURITIES ACT (IF AVAILABLE) OR (2) ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE U.S. SECURITIES ACT OR (D) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE U.S. SECURITIES ACT, AND IN EACH CASE IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAWS OR THE APPLICABLE LAWS OF ANY OTHER JURISDICTION, PROVIDED THAT IN THE CASE OF TRANSFERS PURSUANT TO (C) (1) OR (2) ABOVE, A LEGAL OPINION OR OTHER EVIDENCE SATISFACTORY TO THE CORPORATION MAY BE REQUIRED BY THE CORPORATION.

THIS WARRANT MAY NOT BE EXERCISED UNLESS THE SECURITIES ISSUABLE UPON EXERCISE HAVE BEEN REGISTERED UNDER THE U.S. SECURITIES ACT AND APPLICABLE U.S. STATE SECURITIES LAWS OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE.

and each such certificate, as well as all certificates issued in exchange for or in substitution of the foregoing securities, shall bear both the foregoing legend and the following additional legend:

DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE “GOOD DELIVERY” IN SETTLEMENT OF TRANSACTIONS ON STOCK EXCHANGES IN CANADA.  IF THESE SECURITIES ARE BEING SOLD IN COMPLIANCE WITH REGULATION S UNDER THE U.S. SECURITIES ACT, A NEW CERTIFICATE, BEARING NO LEGEND, DELIVERY OF WHICH WILL CONSTITUTE “GOOD DELIVERY” MAY BE OBTAINED FROM THE TRUSTEE UPON DELIVERY OF THIS CERTIFICATE AND A DULY EXECUTED DECLARATION, IN A FORM SATISFACTORY TO THE TRUSTEE AND THE CORPORATION, AND SUCH OTHER DOCUMENTATION AS MAY BE REQUIRED BY THE TRUSTEE AND THE CORPORATION, TO THE EFFECT THAT THE SALE OF THE SECURITIES REPRESENTED HEREBY IS BEING MADE IN COMPLIANCE WITH REGULATION S UNDER THE U.S. SECURITIES ACT;

provided, that if any such securities are being sold in compliance with the requirements of Rule 904 of Regulation S under the U.S. Securities Act and applicable Canadian securities laws and regulations, the legend may be removed by providing a declaration to the Trustee, to the following effect (or as the Corporation may prescribe from time to time):

“The undersigned (A) acknowledges that the sale of the securities to which this declaration relates is being made in reliance on Rule 904 of Regulation S under the U.S. Securities Act of 1933, as amended (the “U.S. Securities Act”), and (B) certifies that (1) it is not an “affiliate” (as defined in Rule 405 under the U.S. Securities Act) of Agnico-Eagle Mines Limited; (2) the offer of such securities was not made to a person in the United States and either (a) at the time the buy order was originated, the buyer was outside the United States, or the seller and any person acting on its behalf reasonably believed that the buyer was outside the United States or (b) the transaction was executed on or through the facilities of the Toronto Stock Exchange and neither the seller nor any person acting on its behalf knows that the transaction has been prearranged with a buyer in the United States; (3) neither the seller nor any person acting on its behalf has engaged or will engage in any “directed selling efforts” in connection with the offer and sale of such securities; (4) the sale is bona fide and not for the purpose of “washing off” the resale restrictions imposed because the securities are “restricted securities” (as that term is defined in Rule 144(a)(3) under the U.S. Securities Act); (5) the seller does not intend to replace the securities sold in reliance on Rule 904 of Regulation S under the U.S. Securities Act with fungible unrestricted securities; and (6) the contemplated sale is not a transaction, or part of a series of transactions which, although in technical compliance with Regulation S under the U.S. Securities Act, is part of a plan or scheme to evade the registration provisions of the U.S. Securities Act.  Terms used herein have the meanings given to them by Regulation S under the U.S. Securities Act.”

and provided, further, that, if any such securities are being sold pursuant to Rule 144 of the U.S. Securities Act or a transaction that does not require registration under the U.S. Securities Act or applicable state securities laws, the U.S. restrictive legend may be removed by delivery to the Trustee of an opinion of counsel, of recognized standing reasonably satisfactory to the Corporation, to the effect that such legend is no longer required under applicable requirements of the U.S. Securities Act or state securities laws; and provided, further, that at such time as the U.S. restrictive legend is no longer required under the U.S. Securities Act, such legend may be removed by delivery to the Corporation or the Trustee (with notice to the Corporation) of such legal opinion, certificates of representation and other documents as may be reasonably requested by the Corporation, provided that any Warrant from which the U.S. restrictive legend has been removed pursuant to this section 2.2(e) shall bear the legend set forth in section 2.2(f).

(f)                                    Except as otherwise provided in section 2.2(e), all Warrant Certificates shall, and the Trustee is hereby directed to, have typed thereon the following legend:

THE SECURITIES REPRESENTED HEREBY AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”), OR ANY UNITED STATES STATE SECURITIES LAWS.  THIS WARRANT MAY NOT BE EXERCISED BY OR ON BEHALF OF, OR FOR THE ACCOUNT OR BENEFIT OF, ANY U.S. PERSON OR ANY PERSON IN THE UNITED STATES UNLESS THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE U.S. SECURITIES ACT AND APPLICABLE UNITED STATES STATE SECURITIES LAWS OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS IS AVAILABLE.  “UNITED STATES” AND “U.S. PERSON” ARE AS DEFINED IN REGULATION S UNDER THE U.S. SECURITIES ACT.

2.3                                                                               Signing of Warrant Certificates

The Warrant Certificates shall be signed by any officer of the Corporation, and may but need not be under the corporate seal of the Corporation or a reproduction thereof.  The signature of such officer may be mechanically reproduced in facsimile and Warrant Certificates bearing such facsimile signatures shall be binding upon the Corporation as if they had been manually signed by such officer.  Notwithstanding that the person whose manual or facsimile signature appears on any Warrant Certificate as such officer may no longer hold office at the date of issue of such Warrant Certificate or at the date of certification or delivery thereof, any Warrant Certificate signed as aforesaid shall, subject to Section 2.4, be valid and binding upon the Corporation and the registered holder thereof shall be entitled to the benefits of this Indenture.

2.4                          Certification by the Trustee

(a)           No Warrant Certificate shall be issued or, if issued, shall be valid for any purpose or entitle the registered holder to the benefit hereof or thereof until it has been certified by manual signature by or on behalf of the Trustee in the form of the certificate set out in Schedule A and such certification by the Trustee upon any Warrant Certificate shall be conclusive evidence as against the Corporation that the Warrant Certificate so certified has been duly issued hereunder and the holder is entitled to the benefits hereof.

(b)           The certification of the Trustee on Warrant Certificates issued hereunder shall not be construed as a representation or warranty by the Trustee as to the validity of this Indenture or the Warrants (except the due certification thereof) and the Trustee shall in no respect be liable or answerable for the use made of the Warrants or any of them or of the consideration therefor except as otherwise specified herein.

2.5                          Warrantholder Not a Shareholder, Etc.

The holding of a Warrant shall not be construed as conferring upon a Warrantholder any right or interest whatsoever as a Shareholder nor entitle the holder to any right or interest in respect thereof (including the right to vote at, to receive notice of or to attend meetings of Shareholders or any other proceedings of the Corporation, and any right to receive dividends or other distributions) except as expressly provided herein or in the Warrants.

2.6                          Issue in Substitution for Lost Warrant Certificates

(a)           In the case where any of the Warrant Certificates shall become mutilated or be lost, destroyed or stolen, the Corporation, subject to applicable law and Section 2.6(b), shall issue and thereupon the Trustee shall certify and deliver a new Warrant Certificate of like tenor as the one mutilated, lost, destroyed or stolen in exchange for and in place of and upon cancellation of such mutilated certificate, or in lieu of and in substitution for such lost, destroyed or stolen certificate, and the substituted certificate shall be in a form approved by the Trustee and shall be entitled to the benefits hereof and shall rank equally in accordance with its terms with all other Warrant Certificates issued or to be issued hereunder.

(b)           The applicant for the issue of a new certificate pursuant to this Section 2.6 shall bear the cost of the issue thereof and in case of loss, destruction or theft shall, as a condition precedent to the issue thereof, furnish to the Corporation and to the Trustee such evidence of ownership and of the loss, destruction or theft of the certificate so lost, destroyed or stolen as shall be satisfactory to the Corporation and to the Trustee in their sole discretion, and such applicant may also be required to furnish an indemnity or security in amount and form satisfactory to the Corporation and the Trustee in their sole discretion and shall pay the reasonable charges of the Corporation and the Trustee in connection therewith.

2.7                          Warrants to Rank Pari Passu

All Warrants shall rank pari passu with all other warrants of the Corporation issued on December 3, 2008, whatever may be the actual date of issue of the Warrant Certificates evidencing same.

2.8                          Registers for Warrants

(a)           The Corporation shall cause to be kept by the Trustee at its principal transfer office in the City of Toronto (i) a register of holders of Warrants in which shall be entered the names and addresses of the holders of the Warrants and of the number of Warrants held by them and (ii) a register of transfers of Warrants in which shall be entered the date and other particulars of each transfer of Warrants.

(b)           No transfer of a Warrant shall be valid unless made by:

(i)    the holder or his executors, administrators or other legal representatives or his or their attorney duly appointed by an instrument in writing in form and execution satisfactory to the Trustee with signatures guaranteed by an Eligible Institution; or

(ii)   the liquidator of, or a trustee in bankruptcy for, a Warrantholder,

and upon compliance with such reasonable requirements as the Trustee and the Corporation may prescribe (including the requirement to provide evidence of satisfactory compliance with applicable securities laws) and recorded on the register of transfers maintained by the Trustee pursuant to Section 2.8(a), nor until all stamp taxes or governmental or other charges arising by reason of such transfer have been paid by the Warrantholder.  Subject to the Trustee complying with the provisions of this Indenture, the Trustee is entitled to assume compliance with all applicable securities laws unless otherwise notified in writing by the Corporation.  Prior to effecting any transfer, the Trustee shall notify the Corporation of such transfer.

2.9                          Transferee Entitled to Registration

The transferee of a Warrant shall, after the transfer form printed on the Warrant Certificate or any other form of transfer acceptable to the Trustee is duly completed and the Warrant Certificate is lodged with the Trustee at the Warrant Agency and upon compliance with all other conditions in that regard required by this Indenture or by law, be entitled to have his name entered on the register of holders as the owner of such Warrant free from all equities or rights of set-off or counterclaim between the Corporation and the transferor or any previous holder of such Warrant, save in respect of equities of which the Corporation or the transferee is required to take notice by statute or by order of a court of competent jurisdiction.

2.10                        Registers Open for Inspection

The registers referred to in Section 2.8 shall be open at all reasonable times for inspection by the Corporation, the Trustee or any Warrantholder.  The Trustee shall, from time to time when requested to do so by the Corporation, furnish the Corporation with a list of the names and addresses of holders of Warrants entered in the register of holders kept by the Trustee and showing the number of Warrants held by each such holder.

2.11                        Exchange of Warrants

(a)           Warrant Certificates may, upon compliance with the reasonable requirements of the Trustee, be exchanged for Warrant Certificates in any other authorized denomination representing in the aggregate the same number of Warrants.  The Corporation shall sign and the Trustee shall certify, in accordance with Sections 2.3 and 2.4, all Warrant Certificates necessary to carry out the exchanges contemplated herein.

(b)           Warrant Certificates may be exchanged only at the Warrant Agency.  Any Warrant Certificates tendered for exchange shall be surrendered to the Trustee and cancelled.

(c)           No charge will be levied by the Corporation or the Trustee upon a presenter of a Warrant Certificate pursuant to this Indenture for the transfer of any Warrant or for the exchange of any Warrant Certificate, and reimbursement of the Trustee or the Corporation for any and all taxes or governmental or other charges required to be paid shall be made by the person requesting such exchange as a condition precedent to such exchange.

2.12                        Ownership of Warrants

The Corporation and the Trustee shall deem and treat the registered holder of any Warrant Certificate as the absolute owner of the Warrant represented thereby for all purposes, and the Corporation and the Trustee shall not be affected by any notice or knowledge to the contrary except where the Corporation or the Trustee is required to take notice by statute or by order of a court of competent jurisdiction. A Warrantholder shall be entitled to the rights evidenced by such Warrant free from all equities or rights of set-off or counterclaim between the Corporation and the original or any intermediate holder thereof and all persons may act accordingly and the receipt by any such Warrantholder of Underlying Securities pursuant thereto shall be a good discharge to the Corporation and the Trustee for the same and neither the Corporation nor the Trustee shall be bound to inquire into the title of any such holder except where the Corporation or the Trustee is required to take notice by statute or by order of a court of competent jurisdiction.

ARTICLE 3

ADJUSTMENTS

3.1                          Adjustment of Exercise Rights

The Exercise Price per Common Share and the number of Common Shares which may be subscribed for upon exercise of a Warrant shall be subject to adjustment from time to time upon the occurrence of any of the events and in the manner provided as follows:

(a)           If and whenever at any time prior to the Expiry Time, the Corporation shall:

(i)    declare a dividend or make a distribution on or in respect of the Common Shares that is payable in additional Common Shares or securities exchangeable or convertible into Common Shares without payment of additional consideration such that additional Common Shares or securities exchangeable or convertible into Common Shares without payment of additional consideration, are issued to the shareholders of the Corporation in proportion to their respective ownership of Common Shares;

(ii)   subdivide, consolidate or otherwise change the Common Shares then outstanding into a different number of Common Shares;

(any of such events being herein referred to as a “Share Reorganization”), the Exercise Price shall be adjusted effective immediately after the record date established for purposes of the Share Reorganization by multiplying the Exercise Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of Common Shares outstanding immediately before giving effect to such Share Reorganization and the denominator of which shall be the number of Common Shares outstanding immediately after giving effect to such Share Reorganization (including, in the case where securities exchangeable for or convertible into Common Shares without payment of additional consideration are distributed, the number of Common Shares that would have been outstanding had such securities been exchanged for or converted into Common Shares on such record date, assuming in the case where such securities are not then exchangeable for or convertible into Common Shares without payment of additional consideration but subsequently become so, that they were convertible or exchangeable on the record date on the basis upon which they first become convertible or exchangeable).

(b)           If and whenever at any time prior to the Expiry Time, the Corporation shall fix a record date for the issue of rights, options or warrants to all or substantially all of the holders of Common Shares under which such holders are entitled, during a period expiring not more than 45 days after the record date for such issue (the “Rights Period”), to subscribe for or purchase Common Shares or securities exchangeable for or convertible into Common Shares without payment of additional consideration at a price per Common Share that is less than 95% of the

Current Market Price, on such record date (any such event being herein referred to as a “Rights Offering”), the Exercise Price shall be adjusted effective immediately after the expiry of the Rights Period to a price determined by multiplying the Exercise Price in effect immediately prior to such expiry time by a fraction:

(i)    the numerator of which shall be the aggregate of:

(A)          the number of Common Shares outstanding as of the record date for the Rights Offering; and

(B)           a number determined by dividing (A) either the product of (i) the number of Common Shares issued during the Rights Period upon exercise of the rights, warrants or options under the Rights Offering and (ii) the price at which such Common Shares are issued, or, as the case may be, the product of (iii) the number of Common Shares for or into which the convertible or exchangeable securities issued during the Rights Period upon exercise of the rights, warrants or options under the Rights Offering are exchangeable or convertible and (iv) the exchange or conversion price of the convertible or exchangeable securities so issued, by (B) the Current Market Price per Common Share as of the record date for the Rights Offering; and

(ii)   the denominator of which shall be the number of Common Shares outstanding after giving effect to the Rights Offering, including the number of Common Shares actually issued or subscribed for during the Rights Period upon exercise of the rights, warrants or options issued under the Rights Offering;

provided that no adjustment shall be made if the result thereof would be to increase the Exercise Price in effect immediately prior to such record date.  For the purposes of this Section 3.1(b), the price at which the Common Shares or other securities are issued or subscribed for pursuant to the exercise of the rights, warrants or options under the Rights Offering shall include any consideration paid or payable to the Corporation to acquire, and upon the exercise of, such rights, warrants or options, under the Rights Offering.

In the event that the Warrantholder exercises its right to purchase Underlying Securities hereunder during the period beginning immediately after the record date for a Rights Offering and ending on the last day of the Rights Period, the Warrantholder shall, in addition to the Underlying Securities to which the Warrantholder would otherwise be entitled upon such exercise in accordance with the Warrant without regard to any adjustment pursuant to this Section 3.1(b), be entitled to that number of additional Underlying Securities equal to the result obtained when (i) the amount, if any, by which (A) the Exercise Price in effect immediately prior to the end of such Rights Offering, exceeds (B) the Exercise Price as adjusted for such Rights Offering pursuant to this Section 3.1(b), is multiplied by (ii) the number of Underlying Securities purchased upon exercise of the Warrant during such period, and the resulting product is divided by the Exercise Price as adjusted for such Rights Offering pursuant to this Section 3.1(b).  Such additional Underlying Securities shall be deemed to have been issued to the Warrantholder immediately following the end of the Rights Period and a certificate for such additional Underlying Securities shall be delivered to the Warrantholder within 10 days following the end of the Rights Period.

(c)           If and whenever at any time prior to the Expiry Time, the Corporation shall fix a record date for the issue or distribution to all or substantially all of the holders of Common Shares of (i) securities of the Corporation, including rights, options or warrants to purchase any securities of the Corporation, (ii) evidences of the Corporation’s indebtedness, (iii) any property or assets (including cash or shares of any other corporation but excluding any dividends paid on a quarterly or other periodic basis in accordance with a dividend policy established from time to time by the board of directors of the Corporation), and if such issuance or distribution does not constitute a Share Reorganization or a Rights Offering (any of such non-excluded events being herein referred to as a “Special Distribution”), the Exercise Price shall be adjusted effective immediately after such record date to a price determined by multiplying the Exercise Price in effect on such record date by a fraction:

(i)    the numerator of which shall be:

(A)          the product of the number of Common Shares outstanding on such record date and the Current Market Price on such record date, less

(B)           the fair market value, as determined in good faith by the action of the directors (whose determination shall be conclusive), subject to the approval of the Toronto Stock Exchange, if required, of such securities, property, evidence of indebtedness or other assets so issued or distributed by way of Special Distribution, less the fair market value, as determined in good faith by action of the directors (whose determination shall be conclusive), of the consideration, if any, received therefor by the Corporation and

(ii)   the denominator of which shall be the number of Common Shares outstanding on such record date multiplied by the Current Market Price on such record date;

provided that no such adjustment shall be made if the result thereof would be to increase the Exercise Price in effect immediately prior to such record date.

(d)           If and whenever at any time prior to the Expiry Time, there shall be a reorganization, reclassification or other change of Common Shares outstanding at such time or change or exchange of Common Shares into or for other securities (other than a Share Reorganization), or a consolidation, amalgamation, arrangement or merger of the Corporation with or into any other corporation or other entity (other than a consolidation, amalgamation, arrangement or merger which does not result in any reclassification of the outstanding Common Shares or change or exchange of the Common Shares), or the exchange of Common Shares for other shares or other securities or property, including cash, pursuant to the exercise of a statutory compulsory acquisition right, or a sale, conveyance or transfer (other than to a subsidiary of the Corporation) of the undertaking or assets of the Corporation as an entirety or substantially as an entirety to another corporation or other entity or the completion of a take-over bid (as such term is defined under the Securities Act (Ontario) (the “OSA”)) resulting in the offeror, together with any persons acting jointly or in concert with the offeror, holding at least two-thirds of the then outstanding Common Shares (determined on a fully diluted basis) in which the holders of Common Shares are entitled to receive shares, other securities or property, including cash (any of such events being herein referred to as a “Capital Reorganization”), the number of Underlying Securities shall, at the time of the exercise hereof, be appropriately adjusted, and the Warrantholder, upon exercising the Warrant after the effective date of such Capital Reorganization, will be entitled to receive in lieu of the number of Underlying Securities to which such Warrantholder was theretofore entitled upon such exercise, the aggregate number of Underlying Securities or other securities or property that the Warrantholder would have been entitled to receive as a result of such Capital Reorganization if, on the effective date thereof the Warrantholder had been the registered holder of the number of Underlying Securities to which the Warrantholder was theretofore entitled, provided that where the holders of Common Shares are entitled to receive, or to elect to receive, payment entirely in cash, the Warrantholder shall be required to surrender or exercise the Warrant and shall be entitled to receive, upon surrender or exercise thereof, payment on a equal basis with holders of Common Shares as if the Warrant had been exercised immediately prior to such Capital Reorganization less the aggregate Exercise Price thereof (provided that, if the amount of such payment is zero or negative, no payment shall be made), and upon completion of such Capital Reorganization the rights of the Warrantholder of the Warrant shall terminate and cease (except for the right to receive the payment, if any, contemplated in this Section 3.1(d) and the Warrant shall expire (without regard, in all cases, to whether or not the Warrantholder has exercised the Warrant).  The Warrantholder shall have no right to vote in respect of any Capital Reorganization in its capacity as Warrant holder.

(e)           If and whenever at any time prior to the Expiry Time, there is an adjustment in the Exercise Price pursuant to the provisions of Sections 3.1(a), (b), or (c), the number of Common Shares purchasable upon the exercise of each Warrant (at the adjusted Exercise Price) shall be adjusted contemporaneously with the adjustment of the Exercise Price by multiplying the number of Common Shares theretofore purchasable on the exercise hereof by a fraction, the numerator of which shall be the Exercise Price in effect immediately prior to such adjustment and the denominator of which shall be the Exercise Price resulting from such adjustment.

3.2                          Adjustment Rules

The adjustments provided for in Section 3.1 are cumulative and shall, in the case of adjustments to the Exercise Price, be computed to the nearest one-tenth of one cent and shall be made successively whenever an event referred to therein shall occur, subject to the following rules and procedures:

(a)           No adjustments in the Exercise Price shall be required unless such adjustment would affect the Exercise Price by more than one percent and no adjustment shall be made in the number of Common Shares which may be subscribed for upon exercise of the Warrant unless it would require a change of at least 1/100th of a Common Share; provided, however, that any adjustments which except for the provisions of this Section 3.2(a) would otherwise have been required to be made shall be carried forward and taken into account in any subsequent adjustment.

(b)           If a dispute shall at any time arise with respect to adjustments provided for in Section 3.1, such dispute shall be conclusively determined by the Corporation’s auditors or, if they are unable or unwilling to act, by such other firm of independent chartered accountants as may be selected by the Corporation and any such determination shall be binding upon the Corporation and the holder.  Such auditors or accountants shall be provided access to all necessary records of the Corporation.  In the event that any such determination is made, the Corporation shall deliver a certificate to the holder signed by such auditors or accountants describing such determination.

(c)           If the Corporation shall set a record date to determine the holders of Common Shares for the purpose of entitling them to receive any dividend or distribution or any subscription or purchase rights and shall, thereafter and before the distribution to such shareholders of any such dividend, distribution or subscription or purchase rights, legally abandon its plan to pay or deliver such dividend, distribution or subscription or purchase rights, no adjustment in the Exercise Price or the number of Common Shares issuable upon the exercise of the Warrant shall be required by reason of the setting of such record date.

(d)           In the absence of a resolution of the board of directors of the Corporation fixing a record date for a Share Reorganization, Rights Offering, Special Distribution or Capital Reorganization, unless the context clearly otherwise requires, for all purposes of the Warrant the record date therefor shall be deemed to be the date on which the Share Reorganization, Rights Offering, Special Distribution or Capital Reorganization, as the case may be, is effected.

(e)           The adjustments provided for in Section 3.1 are cumulative and such adjustments shall be made successively whenever an event referred to therein shall occur, subject to the provisions of Section 3.2.

3.3                          Postponement of Subscription

In any case where the application of Section 3.1 results in an increase in the number of Common Shares issuable upon the exercise of the Warrants taking effect immediately after the record date for a specific event, if any Warrant is exercised after that record date and prior to completion of the event, the Corporation may postpone the issuance to the holder of the Warrant of the Common Shares to which such Warrantholder is entitled by reason of such adjustment but such Common Shares shall be so issued and delivered to that holder upon completion of that event, with the number of such Common Shares calculated on the basis of the number of Common Shares on the date that the Warrant was adjusted for completion of that event and the Corporation shall deliver to the person or persons in whose name or names the Common Shares are to be issued an appropriate instrument evidencing the right of such person or persons to receive such Common Shares and the right to receive any dividends or other distributions which, but for the provisions of this Section 3.3, such person or persons would have been entitled to receive in respect of such Common Shares from and after the date that the Warrant was exercised in respect thereof.

3.4                          Notice of Adjustment of Exercise Rights

(a)           At least 10 days prior to the effective date or record date, as the case may be, of any event that requires or that may require an adjustment in any of the exercise rights pursuant to any of the Warrants, including the number of Underlying Securities that may be acquired upon the exercise thereof, the Corporation shall:

(i)    file with the Trustee a certificate of the Corporation specifying the particulars of such event and, if determinable, the required adjustment and the computation of such adjustment; and

(ii)   give notice to the Warrantholders of the particulars of such event and, if determinable, the required adjustment, in accordance with the provisions set out in Section 10.3.

(b)           In case any adjustment for which a notice in Section 3.4(a) has been given is not then determinable, the Corporation shall promptly after such adjustment is determinable:

(i)    file a certificate of the Corporation with the Trustee showing how such adjustment was computed; and

(ii)   give notice to the Warrantholders of the adjustment, in accordance with the provisions set out in Section 10.3.

(c)           The Trustee may act and rely for all purposes upon any certificates and any other documents filed by the Corporation pursuant to this Section 3.4.

3.5                          No Duty to Inquire

Except as provided in Section 9.2, the Trustee shall not at any time be under any duty or responsibility to any Warrantholder to determine whether any facts exist which may require any adjustment contemplated by Sections 3.1 and 3.2, or with respect to the nature or extent of any such adjustment when made, or with respect to the method employed in making the same, but shall be entitled to rely absolutely upon any adjustment calculation of the Corporation or the Corporation’s auditors.

3.6                          Purchase of Warrants for Cancellation

The Corporation may, at any time and from time to time, purchase Warrants by invitation for tender, in the market, by private contract or otherwise (which shall include a purchase through an investment dealer or firm holding membership on a Canadian stock exchange), on such terms as the Corporation may determine and a holder of Warrants may accept.  All Warrant Certificates in respect of Warrants purchased pursuant to the provisions of this Section 3.6 shall be forthwith delivered to, cancelled and, in due course, destroyed by the Trustee and shall not be reissued. If required by the Corporation, the Trustee shall furnish the Corporation with a certificate as to such destruction.

ARTICLE 4
EXERCISE OF WARRANTS

4.1                          Method of Exercise of Warrants

(a)           During the Exercise Period the holder of any Warrant may, subject to compliance with Section 4.6 of this Indenture, exercise the right to purchase the Underlying Securities to which such Warrant entitles the holder by surrendering the certificate representing such Warrant to the Trustee at the Warrant Agency, with (i) a duly completed and executed exercise form, including any required certificates regarding compliance with United States securities laws, substantially in the form set out in the Warrant Certificate, and (ii) a certified cheque, bank draft or money order payable at par to the order of “Agnico-Eagle Mines Limited” in the amount of the aggregate Exercise Price of the Underlying Securities issuable on exercise of the holder’s Warrants.  A Warrant Certificate with the duly completed and executed exercise form shall be deemed to be surrendered only upon personal delivery thereof to, or if sent by mail or other means of transmission upon actual receipt thereof by, the Trustee at the Warrant Agency.  If the holder subscribes for a lesser number of Underlying Securities than the aggregate number of Underlying Securities purchasable pursuant to such holder’s Warrant, the holder shall be entitled to receive a further Warrant Certificate in respect of the Underlying Securities purchasable pursuant to such Warrant but not subscribed for.

(b)                                 Any exercise form referred to in Section 4.1(a) shall be signed by the Warrantholder.  If any of the Underlying Securities subscribed for are to be issued to a person or persons other than the Warrantholder, the signatures set out in the exercise form referred to in Section 4.1(a) shall be guaranteed by an Eligible Institution, and the Warrantholder shall pay to the Corporation or the Trustee all applicable transfer or similar taxes and the Corporation shall not be required to issue or deliver certificates evidencing Underlying Securities unless or until such Warrantholder shall have paid to the Corporation or the Trustee on behalf of the Corporation the amount of such tax or shall have established to the satisfaction of the Corporation that such tax has been paid or that no tax is due.  The exercise form attached to the Warrant Certificate shall be completed to specify the person or persons in whose name or names the Underlying Securities to be issued upon exercise are to be registered, such person or persons’ address or addresses and the number of Underlying Securities to be issued to each person if more than one is so specified.

4.2                                                                               Expiration of Warrants

(a)                                  If at the Expiry Time the holder of a Warrant Certificate has not exercised his right to purchase Underlying Securities during the Exercise Period in accordance with the provisions of Section 4.1, the Warrants held by such Warrantholder shall be deemed to have expired.  All rights under such expired Warrant in respect of which the right of exercise and purchase herein and therein provided for shall not theretofore have been exercised shall wholly cease and terminate and such Warrant shall be void and of no effect.

4.3                                                                               Effect of Exercise of Warrants

(a)                                  Upon compliance by the Warrantholder with Section 4.1, the Underlying Securities subscribed for shall be deemed to have been issued and the person to whom such Underlying Securities are to be issued shall be deemed to have become the holder of record of such Underlying Securities on the Exercise Date unless the transfer registers of the Corporation for the Underlying Securities shall be closed on such date, in which case the Underlying Securities subscribed for shall be deemed to have been issued and such person shall be deemed to have become the holder of record of such Underlying Securities on the date on which such transfer registers are reopened.

(b)                                 Forthwith following the exercise by a Warrantholder of Warrants in accordance with Section 4.1, the Trustee shall deliver to the Corporation a notice setting out the particulars of the Warrants exercised, the person in whose name the Underlying Securities are to be issued and the address of such person.

(c)                                  Funds in an amount equal to the aggregate Exercise Price of the Warrants exercised shall be forwarded by the Trustee to the Corporation forthwith upon the exercise of the Warrants.

(d)                                 Within three Business Days of receipt of the notice referred to in Section 4.3(b), the Corporation shall cause to be mailed to the person in whose name the Underlying Securities so subscribed for are to be issued, as specified in the exercise form completed on the Warrant, at the address specified in such exercise form, or, if so specified in such exercise form, cause to be delivered to such person at the office of the Trustee where such Warrant was surrendered, a certificate or certificates for the Underlying Securities to which the Warrantholder is entitled.

(e)                                  If at the time of any exercise of the Warrants there are in effect trading restrictions on the Underlying Securities pursuant to applicable securities laws, the Corporation may, upon the advice of counsel, endorse any certificates representing the Underlying Securities to such effect.  The Trustee is entitled to assume compliance with all applicable securities laws unless otherwise notified in writing by the Corporation.

4.4                                                                               Cancellation of Warrant Certificates

All Warrant Certificates surrendered to the Trustee pursuant to Section 2.6, 2.9, 2.11 or 4.1 shall be cancelled by the Trustee, and the Trustee shall record the cancellation of such Warrant Certificates on the register of holders maintained by the Trustee pursuant to Section 2.8.  The Trustee shall, if required by the Corporation, furnish the Corporation with a certificate identifying the Warrant Certificates so cancelled and deemed to have been cancelled.  All Warrants represented by Warrant Certificates that have been cancelled or have been deemed to have been cancelled pursuant to this Section 4.4 shall be without further force or effect whatsoever.

4.5                                                                               Fractions

(a)                                  Notwithstanding anything herein contained, including any adjustment provided for in Article 3, the Corporation shall not be required, upon the exercise of any Warrants, to issue fractions of Underlying Securities or to distribute certificates which evidence fractional Underlying Securities.  If more than one Warrant shall be presented for exercise in full at the same time by the same Warrantholder, the number of full Underlying Securities shall be issuable upon the exercise thereof and shall be computed on the basis of the aggregate number of Underlying Securities purchasable on exercise of the Warrants so presented.

(b)                                 The Corporation shall not be required to pay cash or other consideration to any Warrantholder in lieu of fractional Underlying Securities.

4.6                                                                               Prohibition Against Exercise by U.S. Persons; Exception

(a)                                  The Warrants and the Underlying Securities to be issued upon the exercise of Warrants have not been and will not be registered under the U.S. Securities Act or the securities laws of any state of the United States.  The exercise rights attached to the Warrants may not be exercised by or on behalf of any U.S. Person, by any person in the United States or by any person for the account or benefit of a U.S. Person or a person in the United States unless registered under the U.S. Securities Act and the securities laws of all applicable states of the United States or an exemption from such registration requirements is available.  Accordingly, subject to Section 4.6(b), neither the Corporation nor the Trustee shall be obligated to or will accept subscriptions for Underlying Securities pursuant to the exercise of Warrants from any Warrantholder who does not certify that it is not a U.S. Person, is not a person in the United

States and is not exercising such Warrants for the account or benefit of a U.S. Person or a person in the United States.

(b)                                 Notwithstanding Section 4.6(a), a Warrant may be exercised in the United States or by or on behalf of a U.S. Person, a person in the United States or a person for the account or benefit of a U.S. Person or a person in the United States, and Underlying Securities issued upon exercise of any such Warrant may be delivered to an address in the United States if (i) a U.S. Warrant is exercised by either an Initial U.S. Holder, or the Warrant holder delivers a letter of representation in the form of Schedule B to the Trustee, or (ii) the Warrant holder delivers to the Trustee a written opinion of United States counsel reasonably acceptable to the Corporation to the effect that either the Warrant and the Underlying Securities have been registered under the U.S. Securities Act or that upon exercise of this Warrant the Underlying Securities may be issued to the Warrant holder without registration under the U.S. Securities Act and any applicable securities laws of any state of the United States.

(c)                                  In no event shall the Corporation or the Trustee accept or be obligated to accept subscriptions for Common Shares pursuant to the exercise of Warrants from any Warrantholder who does not provide the Corporation and the Trustee with such agreements and documentation as the Corporation or the Trustee may reasonably request.

4.7                                                                               U.S. Legend

All certificates representing Underlying Securities delivered upon exercise of Warrants by any person who is, or who the Corporation or the Trustee has reasonable grounds to believe is, a U.S. Person, a person in the United States or a person acting on behalf of or for the account of a U.S. Person or a person in the United States, will have endorsed thereon the legend set forth in paragraph (h) of Schedule B.  In determining whether a Warrantholder is, or may reasonably be determined to be, a U.S. Person, a person in the United States or a person acting on behalf or for the account of a U.S. Person or a person in the United States, the Trustee will, in the absence of knowledge or information to the contrary, be entitled to rely on the address of the person provided to the Trustee.

ARTICLE 5

COVENANTS

5.1                                                                               General Covenants

The Corporation covenants with the Trustee that so long as any Warrants remain outstanding and able to be exercised:

(a)                                  It will at all times maintain its corporate existence and carry on and conduct its business in accordance with good business practice.

(b)                                 It will reserve and there will remain unissued out of its authorized capital a sufficient number of Underlying Securities to satisfy the rights of Warrantholders provided for herein.

(c)                                  It will cause the Underlying Securities from time to time subscribed for pursuant to the Warrants in the manner herein provided and the certificates representing such Underlying Securities to be duly issued and delivered in accordance with the Warrants and the terms hereof.

(d)                                 All Underlying Securities that shall be issued upon the exercise as provided for herein shall be issued as fully paid and non-assessable and the holders thereof shall not be liable to the Corporation or its creditors in respect thereof.

(e)                                  It shall use its reasonable best efforts to maintain the listing of the Common Shares on the TSX and to ensure that the Common Shares issuable upon the exercise of the Warrants will be listed and posted for trading on such exchange simultaneously with or as soon as practicable following their issue.

(f)                                    It shall use its reasonable best efforts to maintain the Corporation’s status as a “reporting issuer” or equivalent not in default, and not be in default in any material respect of the applicable requirements of, the applicable securities laws of each of the provinces of Canada and the federal securities laws of the United States.

(g)                                 It will use its reasonable efforts to well and truly perform and carry out all the acts or things to be done by it as provided in this Indenture.

(h)                                 It will advise the Trustee and Warrantholders of any defaults with respect to this Indenture.

5.2                                                                               Trustee’s Remuneration and Expenses

The Corporation covenants that it will pay to the Trustee the fees agreed to by the Corporation and the Trustee from time to time for its services hereunder and will pay or reimburse the Trustee upon its request for all reasonable expenses and disbursements of the Trustee in the administration or execution of the trusts hereby created (including the reasonable compensation and the disbursements of its counsel and all other advisers, experts, accountants and assistants not regularly in its employ) both before any default hereunder and thereafter until all duties of the Trustee hereunder shall be finally and fully performed, except any such expense or disbursement in connection with or related to or required to be made as a result of the negligence, wilful misconduct or bad faith of the Trustee.  Any amount due under this section and unpaid 30 days after request for such payment will bear interest from the expiration of such period at a rate per annum equal to the then-current rate charged by the Trustee, payable on demand.  This Section 5.2 shall survive the termination of this Indenture and the resignation or removal of the Trustee.

5.3                                                                               Performance of Covenants by Trustee

If the Corporation should fail to perform any of its covenants contained in this Indenture and the Corporation has not rectified such failure within 15 Business Days after receiving written notice from the Trustee of such failure, the Trustee may notify the Warrantholders of such failure on the part of the Corporation or may itself perform any of the said covenants capable of being performed by it, but shall be under no obligation to perform said covenants or to notify the Warrantholders of such performance by it.  All reasonable sums expended or disbursed by the Trustee in so doing shall be repayable as provided in Section 5.3.  No such performance, expenditure or disbursement by the Trustee shall be deemed to relieve the Corporation of any default hereunder or of its continuing obligations under the covenants herein contained.

ARTICLE 6

ENFORCEMENT

6.1                                                                               Suits by Warrantholders

All or any of the rights conferred upon a Warrantholder by the terms of the Warrants held by such Warrantholder and/or this Indenture may be enforced by such Warrantholder by appropriate legal proceedings, but subject to the rights that are hereby conferred upon the Trustee and subject to Section 7.10.  No Warrantholder shall have any right to institute any action, suit or proceeding at law or in equity for the purpose of enforcing the execution of any trust or power hereunder unless:  (i) the Warrantholders by extraordinary resolution shall have made a request to the Trustee and the Trustee shall have been afforded reasonable opportunity to proceed to complete any action or suit for any such purpose whether or not on its own; (ii) the Warrantholders or any of them shall have furnished to the Trustee, as requested by the Trustee, sufficient funds or security and indemnity satisfactory to it against costs, expenses and liabilities to be incurred therein or thereby; and (iii) the Trustee shall have failed to act within a reasonable time or the Trustee shall have failed to have actively pursued any such action, suit or proceeding.

6.2                                                                               Immunity of Shareholders, Etc.

The Trustee and, by the acceptance of the Warrant Certificates, the Warrantholders, hereby waive and release any right, cause of action or remedy now or hereafter existing in any jurisdiction against any person in his capacity as an incorporator or any past, present or future Shareholder or other securityholder, director, officer, employee or agent of the Corporation for the creation and issue of the Underlying Securities pursuant to any Warrant or on any covenant, agreement, representation or warranty by the Corporation herein or contained in the Warrant Certificates.

6.3                                                                               Limitation of Liability

The obligations of the Corporation hereunder are not personally binding upon, nor shall resort hereunder be had to, the directors or shareholders of the Corporation or any of the past, present or future directors or shareholders of the Corporation or any of the past, present or future officers, employees or agents of the Corporation, but only the Corporation and its property shall be bound in respect hereof.

ARTICLE 7

MEETINGS OF WARRANTHOLDERS

7.1                                                                               Right to Convene Meetings

The Trustee may at any time and from time to time, and shall on receipt of a written request of the Corporation or of a Warrantholders’ Request, convene a meeting of the Warrantholders provided that the Trustee is indemnified and funded to its reasonable satisfaction by the Corporation or by the Warrantholders signing such Warrantholders’ Request against the costs, charges, expenses and liabilities that may be incurred in connection with the calling and holding of such meeting.  If within 15 Business Days after the receipt of a written request of the Corporation or a Warrantholders’ Request and funding and indemnity given as aforesaid the Trustee fails to give the requisite notice specified in Section 7.2 to convene a meeting, the Corporation or such Warrantholders, as the case may be, may convene such meeting.  Every such meeting shall be held in the City of Toronto or at such other place as may be approved by the Trustee.

7.2                                                                               Notice

At least 15 days’ prior notice of any meeting of Warrantholders shall be given to the Warrantholders in the manner provided for in Section 10.1 and a copy of such notice shall be delivered to the Trustee unless the meeting has been called by it, and to the Corporation unless the meeting has been called by it.  Such notice shall state the time and place of the meeting, the general nature of the business to be transacted and shall contain such information as is reasonably necessary to enable the Warrantholders to make a reasoned decision on the matter, but it shall not be necessary for any such notice to set out the terms of any resolution to be proposed or any of the provisions of this Article 7.  The notice convening any such meeting may be signed by an appropriate officer of the Trustee or of the Corporation or the person designated by such Warrantholders, as the case may be.

7.3                                                                               Chair

The Trustee may nominate in writing an individual to be chair of the meeting (the “Chair”) and if no individual is so nominated, or if the individual so nominated is not present within 15 minutes after the time fixed for the holding of the meeting, the Warrantholders present in person or by proxy shall appoint an individual present to be Chair.

7.4                                                                               Quorum

Subject to the provisions of Section 7.11, at any meeting of the Warrantholders a quorum shall consist of Warrantholders present in person or represented by proxy and holding at least 10% of all Warrants then outstanding, provided that at least two persons entitled to vote thereat (who may be proxies) are personally present.  If a quorum of the Warrantholders shall not be present within one half-hour from the time fixed for holding any meeting, the meeting, if summoned by the Warrantholders or on a Warrantholders’ Request, shall be dissolved; but in any other case the meeting shall be adjourned to the same day in the next week (unless such day is not a Business Day in which case it shall be adjourned to the next following Business Day) at the same time and place to the extent possible and, subject to the provisions of Section 7.11, no notice of the adjournment need be given.  Any business may be brought before or dealt with at an adjourned meeting which might have been dealt with at the original meeting in accordance with the notice calling the same.  At the adjourned meeting the Warrantholders present in person or represented by proxy shall form a quorum and may transact the business for which the meeting was originally convened, notwithstanding that they may not be holding at least 10% of all Warrants then unexercised and outstanding.  No business shall be transacted at any meeting unless a quorum is present at the commencement of business.

7.5                                                                               Power to Adjourn

The Chair of any meeting at which a quorum of the Warrantholders is present may, with the consent of the meeting, adjourn any such meeting, and no notice of such adjournment need be given except such notice, if any, as the meeting may prescribe.

7.6                                                                               Show of Hands

Every question submitted to a meeting shall be decided in the first place by a majority of the votes given on a show of hands except that votes on an extraordinary resolution shall be given in the manner hereinafter provided.  At any such meeting, unless a poll is duly demanded as herein provided, a declaration by the Chair that a resolution has been carried or carried unanimously or by a particular majority or lost or not carried by a particular majority shall be conclusive evidence of the fact.

7.7                                                                               Poll and Voting

On every extraordinary resolution, and when demanded by the Chair or by one or more of the Warrantholders acting in person or by proxy on any other question submitted to a meeting and after a vote by show of hands, a poll shall be taken in such manner as the Chair shall direct.  Questions other than those required to be determined by extraordinary resolution shall be decided by a majority of the votes cast on a poll.  On a show of hands, every person who is present and entitled to vote, whether as a Warrantholder or as proxy for one or more absent Warrantholders, or both, shall have one vote.  On a poll, each Warrantholder present in person or represented by a proxy duly appointed by instrument in writing shall be entitled to one vote in respect of each outstanding Warrant then held by him or her.  A proxyholder need not be a

Warrantholder.  The Chair of any meeting shall be entitled, both on a show of hands and on a poll, to vote in respect of the Warrants, if any, held or represented by him.

7.8                                                                               Regulations

Subject to the provisions of this Indenture, the Trustee or the Corporation with the approval of the Trustee may from time to time make and from time to time vary such regulations as it shall consider necessary or appropriate:

(a)                                  for the deposit of instruments appointing proxies at such place and time as the Trustee, the Corporation or the Warrantholders convening the meeting, as the case may be, may in the notice convening the meeting direct;

(b)                                 for the deposit of instruments appointing proxies at some approved place other than the place at which the meeting is to be held and enabling particulars of such instruments appointing proxies to be mailed or faxed before the meeting to the Corporation or to the Trustee at the place where the same is to be held and for the voting of proxies so deposited as though the instruments themselves were produced at the meeting;

(c)                                  for the form of the instrument of proxy; and

(d)                                 generally for the calling of meetings of Warrantholders and the conduct of business thereat.

Any regulations so made shall be binding and effective and the votes given in accordance therewith shall be valid and shall be counted.  Save as such regulations may provide, the only persons who shall be recognized at any meeting as a Warrantholder, or be entitled to vote or be present at the meeting in respect thereof (subject to Section 7.9), shall be Warrantholders or persons holding proxies of Warrantholders.

7.9                                                                               Corporation, Trustee and Counsel May Be Represented

The Corporation and the Trustee, by their respective employees, directors and officers, and the counsel for each of the Corporation, the Warrantholders and the Trustee may attend any meeting of the Warrantholders and speak thereto but shall have no vote as such.

7.10                                                                        Powers Exercisable by Extraordinary Resolution

In addition to all other powers conferred upon them by any other provisions of this Indenture or by law, the Warrantholders at a meeting shall have the power, exercisable from time to time by extraordinary resolution:

(a)                                  to agree with the Corporation to any modification, alteration, compromise or arrangement of the rights of Warrantholders and/or the Trustee in its capacity as trustee hereunder, or on behalf of the Warrantholders against the Corporation (including, without limitation, an amendment to any date or deadline herein), whether such rights arise under this Indenture or the Warrants or otherwise;

(b)                                 to amend or repeal any extraordinary resolution previously passed or sanctioned by the Warrantholders;

(c)                                  to direct or authorize the Trustee, subject to receipt of funding and indemnity acceptable to the Trustee, to enforce any of the covenants on the part of the Corporation contained in this Indenture or the Warrants or to enforce any of the rights of the Warrantholders in any manner specified in such extraordinary resolution or to refrain from enforcing any such covenant or right;

(d)                                 to waive and direct the Trustee to waive any default on the part of the Corporation in complying with any provisions of this Indenture or the Warrants, either unconditionally or upon any conditions specified in such extraordinary resolution;

(e)                                  to restrain any Warrantholder from taking or instituting any suit, action or proceeding against the Corporation for the enforcement of any of the covenants on the part of the Corporation contained in this Indenture or the Warrants or to enforce any of the rights of the Warrantholders; and

(f)                                    to direct any Warrantholder who, as such, has brought any suit, action or proceeding to stay or discontinue or otherwise deal with any such suit, action or proceeding, upon payment of the costs, charges and expenses reasonably and properly incurred by such Warrantholder in connection therewith; provided, however, that the Trustee shall not be bound by any extraordinary resolution varying the rights or protections of the Trustee hereunder without its consent.

7.11                                                                        Meaning of Extraordinary Resolution

(a)                                  The expression “extraordinary resolution” when used in this Indenture means, subject as hereinafter in this Section 7.11 and in Section 7.14 provided, a resolution proposed at a meeting of Warrantholders duly convened for that purpose and held in accordance with this Article 7 at which there are present in person or represented by proxy Warrantholders holding at least 25% of the then outstanding Warrants (at least 50% of the then outstanding Warrants for the approval of any amendment to this Indenture which would have the effect of increasing the Exercise Price, decreasing the number of Underlying Securities issuable upon exercise of the Warrants or shortening the Exercise Period of the Warrants) and passed by the affirmative votes of Warrantholders holding not less than 66 2/3% of the then outstanding Warrants represented at the meeting and voted on the poll upon such resolution.

(b)                                 If, at any meeting called for the purpose of passing an extraordinary resolution, Warrantholders holding at least 25% of the then outstanding Warrants are not present in person or by proxy within one half-hour after the time appointed for the meeting, then the meeting, if convened by Warrantholders or on a Warrantholders’ Request, shall be dissolved; but in any other case it shall stand adjourned to such day, being not less than four or more than 20 Business

Days later, and to such place and time as may be appointed by the Chair.  Not less than three Business Days’ prior notice shall be given of the time and place of such adjourned meeting in the manner provided in Article 10.  Such notice shall state that at the adjourned meeting the Warrantholders present in person or represented by proxy shall form a quorum but it shall not be necessary to set forth the purposes for which the meeting was originally called or any other particulars.  At the adjourned meeting the Warrantholders present in person or represented by proxy shall form a quorum and may transact the business for which the meeting was originally convened and a resolution proposed at such adjourned meeting and passed by the requisite vote as provided in Section 7.11(a) shall be an extraordinary resolution within the meaning of this Indenture notwithstanding that Warrantholders holding at least 25% of the then outstanding Warrants are not present in person or represented by proxy at such adjourned meeting.

(c)                                  Votes on an extraordinary resolution shall always be given on a poll and no demand for a poll on an extraordinary resolution shall be necessary.

7.12                                                                        Powers Cumulative

It is hereby declared and agreed that any one or more of the powers or any combination of the powers in this Indenture stated to be exercisable by the Warrantholders by extraordinary resolution or otherwise may be exercised from time to time and the exercise of any one or more of such powers or any combination of powers from time to time shall not be deemed to exhaust the right of the Warrantholders to exercise such powers or combination of powers then or thereafter from time to time.

7.13                                                                        Minutes

Minutes of all resolutions and proceedings at every meeting of Warrantholders shall be made and duly entered in books to be from time to time provided for that purpose by the Trustee at the reasonable expense of the Corporation, and any such minutes as aforesaid, if signed by the Chair of the meeting at which such resolutions were passed or proceedings held, or by the Chair of the next succeeding meeting of the Warrantholders, shall be prima facie evidence of the matters therein stated and, until the contrary is proved, every such meeting in respect of the proceedings of which minutes shall have been made shall be deemed to have been duly convened and held, and all resolutions passed thereat or proceedings taken shall be deemed to have been duly passed and taken.

7.14                                                                        Instruments in Writing

All actions that may be taken and all powers that may be exercised by the Warrantholders at a meeting held as provided in this Article 7 also may be taken and exercised by Warrantholders holding, in case of such actions and powers not requiring an extraordinary resolution, at least 51%, and, in the case of such actions and powers requiring an extraordinary resolution, at least 66 2/3%, of the then outstanding Warrants by an instrument in writing signed in one or more counterparts by such Warrantholders in person or by attorney duly appointed in writing, and the expression “extraordinary resolution” when used in this Indenture shall include an instrument so signed.

7.15                                                                        Binding Effect of Resolutions

Every resolution and every extraordinary resolution passed in accordance with this Article 7 at a meeting of Warrantholders shall be binding upon all the Warrantholders, whether present at or absent from such meeting, and every instrument in writing signed by Warrantholders in accordance with Section 7.14 shall be binding upon all the Warrantholders, whether signatories thereto or not, and each and every Warrantholder and the Trustee (subject to the provisions for indemnity herein contained) shall be bound to give effect accordingly to every such resolution and instrument in writing.  In the case of an instrument in writing, the Trustee shall give notice in the manner contemplated in Section 10.1 of the effect of the instrument in writing to all Warrantholders and the Corporation as soon as is reasonably practicable.

7.16                                                                        Holdings by the Corporation or Subsidiaries of the Corporation Disregarded

In determining whether the requisite number of Warrantholders are present at a meeting of Warrantholders for the purpose of determining a quorum or have concurred in any consent, waiver, extraordinary resolution, Warrantholders’ Request or other action under this Indenture, Warrants owned legally or beneficially by the Corporation shall be disregarded.  The Corporation shall provide to the Trustee, upon request, a certificate of the Corporation detailing the number of Warrants owned legally or beneficially by the Corporation, together with the registration particulars thereof.

ARTICLE 8

AMENDMENTS AND SUPPLEMENTAL INDENTURES

8.1                                                                               Amendments and Supplemental Indentures

From time to time the Corporation and the Trustee may, subject to the provisions of this Indenture, and they shall, when so directed by this Indenture, execute and deliver by their proper officers, amendments, indentures or instruments supplemental hereto, which thereafter shall form part hereof, for any one or more or all of the following purposes:

(a)                                  setting forth adjustments required by the application of Article 3;

(b)                                 adding to the provisions hereof such additional covenants and enforcement provisions as in the opinion of counsel are necessary or advisable, provided that the same are not in the opinion of the Trustee, relying to the extent appropriate on the opinion of counsel, prejudicial to the interests of the Warrantholders as a group;

(c)                                  giving effect to any extraordinary resolution passed as provided in Article 7;

(d)                                 making such provisions not inconsistent with this Indenture as may be necessary or desirable with respect to matters or questions arising hereunder, provided that such provisions are not, in the opinion of the Trustee, relying to the extent appropriate on the opinion of counsel, prejudicial to the interests of the Warrantholders as a group;

(e)                                  adding to or amending the provisions hereof in respect of the transfer of Warrants, making provision for the exchange of Warrants, and making any modification in the form of the Warrant Certificates that does not affect the substance thereof; and

(f)                                    for any other purpose not inconsistent with the terms of this Indenture, including the correction or rectification of any ambiguities, defective or inconsistent provisions, errors or omissions herein, provided that, in the opinion of the Trustee, relying to the extent appropriate on the opinion of counsel, the rights of the Trustee and of the Warrantholders as a group are not prejudiced thereby and provided that the Trustee may in its sole discretion decline to enter into any such supplemental indenture which may in its opinion not afford adequate protection to the Trustee when the same shall become operative, provided, however, that no amendment may be made to this Indenture, by supplement or otherwise, without the prior written consent of the TSX (to the extent required by the rules thereof).

8.2                                                                               Amendments and Supplemental

Indentures Requiring Extraordinary Resolution

If the Trustee, in its sole discretion, determines that a proposed amendment or supplemental indenture is prejudicial to the interests of the Warrantholders as a group, then such amendment or supplemental indenture may be effected only by means of an extraordinary resolution, pursuant to Sections 7.10(a), 7.11 and 7.14 hereof.

8.3                                                                               Successor Corporations

In the case of the consolidation, amalgamation, arrangement, merger or transfer of the undertaking or assets of the Corporation as an entirety or substantially as an entirety to another person (a “successor”), forthwith following the occurrence of such event, the successor resulting from such consolidation, amalgamation, arrangement, merger or transfer (if not the Corporation) shall expressly assume, by supplemental indenture satisfactory in form to the Trustee and executed and delivered to the Trustee, the due and punctual performance and observance of each and every covenant and condition of this Indenture to be performed and observed by the Corporation.

ARTICLE 9

CONCERNING THE TRUSTEE

9.1                                                                               Trust Indenture Legislation

(a)                                  In this Article, the term “Applicable Legislation” means the provisions, if any, of the Business Corporations Act (Ontario) and any other statute of the Province of Ontario or of Canada applicable therein and of regulations under any such named or other statute relating to trust indentures and/or to the rights, duties and obligations of trustees and of corporations under trust indentures, to the extent that such provisions are at the time in force and applicable to this Indenture.

(b)                                 If and to the extent that any provision of this Indenture limits, qualifies or conflicts with a mandatory requirement of Applicable Legislation, such mandatory requirement shall prevail.

(c)                                  The Corporation and the Trustee agree that each will at all times in relation to this Indenture and any action to be taken hereunder observe and comply with and be entitled to the benefit of Applicable Legislation.

9.2                                                                               Rights and Duties of Trustee

(a)                                  In the exercise of the rights and duties prescribed or conferred by the terms of this Indenture, the Trustee shall act honestly and in good faith with a view to the best interests of the Warrantholders and shall exercise the degree of care, diligence and skill that a reasonably prudent trustee would exercise in comparable circumstances.  No provision of this Indenture shall be construed to relieve the Trustee from, or require any other person to indemnify the Trustee against, liability for its own negligence, wilful misconduct or bad faith.

(b)                                 Subject only to Section 9.2(a), the Trustee shall not be bound to do or take any act, action or proceeding for the enforcement of any of the obligations of the Corporation under this Indenture unless and until it shall have received a Warrantholders’ Request specifying the act, action or proceeding that the Trustee is requested to take.  The obligation of the Trustee to commence or continue any act, action or proceeding for the purpose of enforcing any rights of the Trustee or the Warrantholders hereunder shall be conditional upon the Warrantholders furnishing, when required by notice in writing by the Trustee, sufficient funds to commence or continue such act, action or proceeding and an indemnity reasonably satisfactory to the Trustee to protect and hold harmless the Trustee and its officers, directors and employees against the costs, charges, expenses and liabilities to be incurred thereby and any loss and damage it may suffer by reason thereof.  None of the provisions contained in this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties or in the exercise of any of its rights or powers unless indemnified as aforesaid.

(c)                                  The Trustee may, before commencing or at any time during the continuance of any such act, action or proceeding, require the Warrantholders, at whose instance it is acting, to deposit with the Trustee the Warrants held by them, for which Warrants the Trustee shall issue receipts.

(d)                                 Every provision of this Indenture that by its terms relieves the Trustee of liability or entitles it to rely upon any evidence submitted to it is subject to the provisions of Applicable Legislation, of this Section 9.2 and of Section 9.3.

9.3                                                                               Evidence, Experts and Advisers

(a)                                  In addition to the reports, certificates, opinions and other evidence required by this Indenture, the Corporation shall furnish to the Trustee such additional evidence of compliance with any provision hereof in such form as may be prescribed by Applicable Legislation, or as the Trustee may reasonably require by written notice to the Corporation.

(b)                                 In the exercise of its rights and duties hereunder, the Trustee may, if it is acting in good faith, rely as to the truth of the statements and the accuracy of the opinions expressed therein, upon statutory declarations, opinions, reports, written requests, consents or orders of the Corporation, certificates of the Corporation or other evidence furnished to the Trustee, provided that such evidence complies with Applicable Legislation and the Trustee examines the same and determines that such evidence complies with the applicable requirements of this Indenture.

(c)                                  Whenever Applicable Legislation requires that evidence referred to in Section 9.3(a) be in the form of a statutory declaration, the Trustee may accept such statutory declaration in lieu of a certificate of the Corporation required by any provision hereof.  Any such statutory declaration may be made by one or more officers of the Corporation.  The Trustee may act and rely and shall be protected in acting and relying upon any resolution, certificate, direction, instruction, statement, instrument, opinion, report, notice, request, consent, order, letter, telegram, cablegram or other paper or document believed by it to be genuine and to have been signed, sent or presented by or on behalf of the proper party or parties.

(d)                                 Proof of the execution of an instrument in writing, including a Warrantholders’ Request, by any Warrantholder may be made by the certificate of a notary public, or other officer with similar powers, that the person signing such instrument acknowledged to him or her the execution thereof, or by an affidavit of a witness to such execution or in any other manner that the Trustee may consider adequate.

(e)                                  The Trustee may employ or retain such counsel, accountants or other experts or advisers as it may reasonably require for the purpose of determining and discharging its duties hereunder, may act or not act on and rely upon the advice or opinions so obtained and may pay reasonable remuneration for all services so performed by any of them (any such remuneration paid by the Trustee to be repaid by the Corporation to the Trustee in accordance with Section 5.3), without taxation of costs of any counsel, and the Trustee shall not be responsible for any misconduct on the part of any of them.

9.4                                                                               Documents Held by Trustee

(a)                                  Any securities, documents of title or other instruments that may at any time be held by the Trustee subject to the trusts hereof may be placed in the deposit vaults of the Trustee or of any Canadian chartered bank or trust company or deposited for safekeeping with any such bank or trust company.

(b)                                 Unless herein otherwise expressly provided, any money held pending the application or withdrawal thereof under any provision of this Indenture may be deposited in the name of the Trustee in any Schedule A Canadian chartered bank at the rate of interest then current on similar deposits or, with the consent of the Corporation, may be:

(i)                  deposited in the deposit department of the Trustee or of any other loan or trust Corporation authorized to accept deposits under the laws of Canada or a province thereof; or

(ii)               invested in securities issued or guaranteed by the Government of Canada or a province thereof or in obligations, maturing not more than one year from the date of investment, of any Schedule A Canadian chartered bank.

(c)                                  All interest or other income received by the Trustee in respect of deposits and investments will belong to the Corporation.

9.5                                                                               Actions by Trustee to Protect Interests

The Trustee shall have the power to institute and to maintain such actions and proceedings as it may consider necessary or expedient to preserve, protect or enforce its interests and the interests of the Warrantholders.

9.6                                                                               Trustee Not Required to Give Security

The Trustee shall not be required to give any bond or security in respect of the execution of the trusts and powers of this Indenture or otherwise.

9.7                                                                               Protection of Trustee

By way of supplement to the provisions of any law for the time being relating to trustees, it is expressly declared and agreed as follows:

(a)                                  The Trustee shall not be liable for or by reason of any statements of fact or recitals in this Indenture or in the Warrants (except the representation contained in Section 9.9 or in the certificate of the Trustee on the Warrants) or be required to verify the same, but all those statements and recitals are and shall be deemed to be made by the Corporation.

(b)                                 Nothing herein contained shall impose any obligation on the Trustee to see to or to require evidence of the registration or filing (or renewal thereof) of this Indenture or any instrument ancillary or supplemental hereto.

(c)                                  The Trustee shall not be bound to give notice to any person of the execution hereof.

(d)                                 The Trustee shall not incur any liability or responsibility whatsoever or be in any way responsible for the consequence of any breach on the part of the Corporation of any of the covenants herein contained or of any acts of any directors, officers, employees, agents or servants of the Corporation.

(e)                                  The Trustee shall incur no liability with respect to the delivery or non-delivery of any certificate or certificates whether delivered by hand, mail or any other means.

9.8                                                                               Replacement of Trustee

(a)                                  The Trustee may resign its trust and be discharged from all further duties and liabilities hereunder by giving to the Corporation not less than 45 days’ prior notice in writing or such shorter prior notice as the Corporation may accept as sufficient.  The Warrantholders by extraordinary resolution shall have the power at any time to remove the existing Trustee and to appoint a new trustee.  In the event of the Trustee resigning or being removed as aforesaid or being dissolved, becoming bankrupt, going into liquidation or otherwise becoming incapable of acting hereunder, the Corporation shall forthwith appoint a new trustee unless a new trustee has already been appointed by the Warrantholders; failing such appointment by the Corporation, within 10 days the retiring Trustee or any Warrantholder may apply to a justice of the Ontario Court (General Division) at the Corporation’s expense, on such notice as such justice may direct, for the appointment of a new trustee; but any new trustee so appointed by the Corporation or by the Court shall be subject to removal as aforesaid by the Warrantholders.  Any new trustee appointed under this Section 9.8 shall be a corporation authorized to carry on the business of a trust company in the Province of Ontario and, if required by Applicable Legislation of any other province, in such other province.  On any such appointment, the new trustee shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named herein as Trustee without any further assurance, conveyance, act or deed; but there shall be immediately executed, at the expense of the Corporation, all such conveyances or other instruments as may, in the opinion of counsel, be necessary or advisable for the purpose of assuring the same to the new trustee, provided that any resignation or removal of the Trustee and appointment of a successor trustee shall not become effective until the successor trustee shall have executed an appropriate instrument accepting such appointment and, at the request of the Corporation, the predecessor Trustee, upon payment of its outstanding remuneration and expenses, shall execute and deliver to the successor trustee an appropriate instrument transferring to such successor trustee all rights and powers of the Trustee hereunder.

(b)                                 Upon the appointment of a successor trustee, the Corporation shall promptly notify the Warrantholders thereof.

(c)                                  Any corporation into or with which the Trustee may be merged or consolidated or amalgamated, or any corporation succeeding to the corporate trust business of the Trustee, shall be the successor to the Trustee hereunder without any further act on its part or of any of the parties hereto, provided that such corporation would be eligible for appointment as a new trustee under Section 9.8(a).

(d)                                 Any Warrants certified but not delivered by a predecessor trustee may be certified by the successor trustee in the name of the predecessor or successor trustee.

9.9                                                                               Conflict of Interest

(a)                                  The Trustee represents to the Corporation that at the time of execution and delivery hereof no material conflict of interest exists which it is aware of in the Trustee’s role as a fiduciary hereunder and agrees that in the event of a material conflict of interest arising hereafter which it becomes aware of it will, within 90 days after ascertaining that it has such a material conflict of interest, either eliminate the same or resign its trust hereunder subject to Section 9.8.  If any such material conflict of interest exists or hereafter shall exist, the validity and enforceability of this Indenture and the Warrants shall not be affected in any manner whatsoever by reason thereof.

(b)                                 Subject to Section 9.9(a), the Trustee, in its personal or any other capacity, may buy, lend upon and deal in securities of the Corporation and generally may contract and enter into financial transactions with the Corporation or any subsidiary of the Corporation without being liable to account for any profit made thereby.

9.10                                                                        Acceptance of Trusts

The Trustee hereby accepts the trusts in this Indenture declared and provided for and agrees to perform the same upon the terms and conditions herein set forth.

9.11                                                                        Trustee Not to Be Appointed Receiver

The Trustee and any person related to the Trustee shall not be appointed a receiver or receiver and manager or liquidator of all or any part of the assets or undertaking of the Corporation.

9.12                                                                        Indemnity of Trustee

The Corporation hereby indemnifies and holds harmless the Trustee and its officers, directors, employees and agents from and against all claims, demands, losses, actions, causes of action, costs, charges, expenses, damages and liabilities whatsoever arising in connection with this Indenture, including, without limitation, those arising out of or related to actions taken or omitted to be taken by the Trustee contemplated hereby, legal fees and disbursements on a solicitor and client basis and costs and expenses incurred in connection with the enforcement of this indemnity, which the Trustee may suffer or incur, whether at law or in equity, in any way caused by or arising, directly or indirectly, in respect of any act, deed, matter or thing whatsoever made, done, acquiesced in or omitted in or about or in relation to the execution of its duties as Trustee and including any deed, matter or thing in relation to the registration, perfection, release or discharge of security.  The foregoing provisions of this Section do not apply to the extent that in any circumstances there has been a failure by the Trustee or its employees to act honestly and in good faith or to discharge the Trustee’s obligations under Section 9.2(a) or if such claims, demands, losses, actions, causes of action, costs, charges, expenses, damages and liabilities arise out of the negligence or wilful misconduct of the Trustee or the failure of the Trustee to fulfil its obligations hereunder.  This indemnity will survive the termination or discharge of this Indenture and the resignation or removal of the Trustee.

9.13                                                                        Notice

(a)                                  The Trustee shall not be bound to give any notice or to do or take any act, action, or proceeding by virtue of the powers conferred on it hereby unless and until it shall have been required so to do under the terms hereof, and the Trustee shall not be required to take notice of any default of the Corporation hereunder unless and until notified in writing of the default (which notice must specify the nature of the default) and, in the absence of such notice, the Trustee may for all purposes hereunder conclusively assume that no default by the Corporation hereunder has occurred.  The giving of any notice shall in no way limit the discretion of the Trustee hereunder as to whether any action is required to be taken in respect of any default hereunder.

(b)                                 Whenever any confirmation or instruction is required to be given to the Trustee pursuant to this Indenture, such confirmation or instruction must be in writing to be valid and effectively given.

ARTICLE 10

GENERAL

10.1                                                                        Notice to the Corporation

Any notice to the Corporation under the provisions of this Indenture shall be valid and effective if delivered on a Business Day by hand or courier delivery, addressed to Agnico-Eagle Mines Limited to the attention of the David Garofalo, Chief Financial Officer and Senior Vice-President, Finance, 145 King Street East, Suite 400, Toronto, Ontario, M5C 2Y7 or by facsimile at (416) 367-4681, and shall be deemed to have been effectively given on the date of delivery or the date of sending a facsimile transmission (provided, however, that if such facsimile transmission is sent after 4:00 p.m. (local time at place of receipt) notice shall be deemed to have been effectively given on the following Business Day).  The Corporation may from time to time notify the Trustee in writing of a change of address which thereafter, until changed by like notice, shall be the address of the Corporation for all purposes of this Indenture.

10.2                                                                        Notice to Trustee

Any notice to the Trustee under the provisions of this Indenture shall be valid and effective if delivered on a Business Day by hand or courier delivery, addressed to Computershare Trust Company of Canada to the attention of the Manager, Corporate Trust Department, 100 University Avenue, 9th Floor, Toronto, ON, M5J 2Y1 or by facsimile at 416.981.777 and shall be deemed to have been effectively given on the date of delivery or the date of sending a facsimile transmission (provided, however, that if such facsimile transmission is sent after 4:00 p.m. (local time at place of receipt) notice shall be deemed to have been effectively given on the following Business Day).  The Trustee may from time to time notify the Corporation in writing of a change of address which thereafter, until changed by a like notice, shall be the address of the Trustee for all purposes of this Indenture.

10.3                                                                        Notice to Warrantholders

Any notice to the Warrantholders under the provisions of this Indenture shall be valid and effective if delivered on a Business Day by hand or sent by mail, postage prepaid (provided that any notice to be so given is not unlikely to reach its destination as a result of any actual or threatened interruption of mail services), by letter or circular addressed to such holders at their post office addresses appearing in the register of holders referred to in Section 2.8(a)(i) and shall be deemed to have been effectively given on the date of delivery or on the date that is five Business Days after the date of mailing.  Any Warrantholder may from time to time by notice in writing delivered in accordance with this Article 10 change his, hers or its address for purposes hereof.

If the Corporation or the Trustee determines that mail service is or is threatened to be interrupted at the time when it is required or elects to give any notice hereunder, it shall, notwithstanding the provisions hereof, give such notice by means of publication once in one English language daily newspaper of general circulation published in each of the provinces of Canada and notice so published shall be deemed to have been given on the date on which publication occurs.

10.4                                                                        Accidental Failure to Give Notice to Warrantholders

Accidental error or omission in giving notice or accidental failure to give notice to any Warrantholder shall not invalidate any action or proceeding founded thereon.

10.5                                                                        Counterparts and Formal Date

This Indenture may be executed in several counterparts, each of which when so executed shall be deemed to be an original and such counterparts together shall constitute one and the same instrument and notwithstanding their date of execution shall be deemed to be dated as of the date hereof.

10.6                                                                        Satisfaction and Discharge of Indenture

Upon the date by which all Warrants theretofore certified hereunder have been cancelled or deemed to be cancelled in accordance with Section 4.4, this Indenture, except to the extent that Underlying Securities and certificates therefor have not been issued and delivered hereunder or the Corporation has not performed any of its obligations hereunder, shall cease to be of further effect in respect of the Corporation, and the Trustee, on written demand of and at the cost and expense of the Corporation, and upon delivery to the Trustee of a certificate of the Corporation stating that all conditions precedent to the satisfaction and discharge of this Indenture have been complied with and upon payment to the Trustee of the expenses, fees and other remuneration payable to the Trustee, shall execute proper instruments acknowledging satisfaction of and discharging this Indenture; provided that if the Trustee has not then performed any of its obligations hereunder, any such satisfaction and discharge of the Corporation’s obligations hereunder shall not affect or diminish the rights of any Warrantholder or the Corporation against the Trustee.

10.7                                                                        Provisions of Indenture and

Warrants for the Sole Benefit of Parties and Warrantholders

Except as provided in Article 6, nothing in this Indenture or the Warrants, expressed or implied, shall give or be construed to give to any person other than the parties hereto and the holders from time to time of the Warrants any legal or equitable right, remedy or claim under this Indenture, or under any covenant or provision therein contained, all such covenants and provisions being for the sole benefit of the parties hereto and the Warrantholders.

10.8                                                                        Assignment

This Indenture may not be assigned by either party hereto without the consent in writing of the other party.  This Indenture shall enure to and bind the parties and their lawful successors and permitted assigns.

10.9                                                                        No Waiver, etc.

No act, omission, delay, acquiescence of course of conduct on the part of either party hereto, other than a specific written instrument, shall constitute a waiver of or consent to any breach or default by the other party hereto, or affect or limit the right of the party to insist on strict or timely performance of the obligation of the other party.

10.10                                                                 Further Assurances

Each of the parties hereto shall do or cause to be done all such acts and things as the other party hereto reasonably requests in order to better evidence or effectuate the provisions and intent of this Indenture.

10.11                                                                 Amendments

Any amendment to this Indenture by supplement or otherwise shall be subject to the prior written consent of the TSX.

10.12                                                                 Language

The parties hereto confirm their express wish that this Indenture and all documents and agreements directly or indirectly relating thereto be drawn up in the English language.  Notwithstanding such express wish, the parties agree that any such document or agreement, or any part thereof or of this Indenture, may be drawn up in the French language.

Les parties aux présentes confirment leur volonté expresse que la présente convention ainsi que tous les documents et conventions s’y rattachant directement ou indirectement soient rédigés en anglais.  Nonobstant cette volonté expresse, les parties aux présentes conviennent que la présente convention ainsi que tous les documents et conventions s’y rattachant directement ou indirectement, ou toute partie de ceux-ci, puissent être rédigés en français.

IN WITNESS WHEREOF the parties hereto have executed this Indenture under the hands of their proper officers in that behalf.

AGNICO-EAGLE MINES LIMITED

By	(signed) David Garofalo
Name: David Garofalo
Title: Chief Financial Officer and Senior Vice-President, Finance

By	(signed) R. Gregory Laing
Name: R. Gregory Laing
Title: General Counsel, Senior Vice- President, Legal and Corporate Secretary

COMPUTERSHARE TRUST COMPANY OF CANADA

By	(signed) Chris Nitsis
	Name:	Chris Nitsis
	Title:	Professional, Corporate Trust

By	(signed) David Ha
	Name:	David Ha
	Title:	Professional, Corporate Trust

SCHEDULE A

FORM OF WARRANT CERTIFICATE

[INSERT THE FOLLOWING LEGENDS IF REQUIRED BY SECTION 2.2(e) OF THE INDENTURE] THE SECURITIES REPRESENTED HEREBY AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”) OR UNDER APPLICABLE STATE SECURITIES LAWS. THE HOLDER HEREOF, BY ACQUIRING SUCH SECURITIES, AGREES FOR THE BENEFIT OF AGNICO-EAGLE MINES LIMITED (THE “CORPORATION”) THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY: (A) TO THE CORPORATION, (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH REGULATION S UNDER THE U.S. SECURITIES ACT, (C) IN ACCORDANCE WITH (1) RULE 144 UNDER THE U.S. SECURITIES ACT (IF AVAILABLE) OR (2) ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE U.S. SECURITIES ACT OR (D) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE U.S. SECURITIES ACT, AND IN EACH CASE IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAWS OR THE APPLICABLE LAWS OF ANY OTHER JURISDICTION, PROVIDED THAT IN THE CASE OF TRANSFERS PURSUANT TO (C) (1) OR (2) ABOVE, A LEGAL OPINION OR OTHER EVIDENCE SATISFACTORY TO THE COMPANY MAY BE REQUIRED BY THE COMPANY.

THIS AMENDED WARRANT MAY NOT BE EXERCISED UNLESS THE SECURITIES ISSUABLE UPON EXERCISE HAVE BEEN REGISTERED UNDER THE U.S. SECURITIES ACT AND APPLICABLE U.S. STATE SECURITIES LAWS OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE.

[INSERT THE FOLLOWING LEGEND IF REQUIRED BY SECTION 2.2(f) OF THE INDENTURE]THE SECURITIES REPRESENTED HEREBY AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”), OR ANY UNITED STATES STATE SECURITIES LAWS.  THIS AMENDED WARRANT MAY NOT BE EXERCISED BY OR ON BEHALF OF, OR FOR THE ACCOUNT OR BENEFIT OF, ANY U.S. PERSON OR ANY PERSON IN THE UNITED STATES UNLESS THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE U.S. SECURITIES ACT AND APPLICABLE UNITED STATES STATE SECURITIES LAWS OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS IS AVAILABLE.  “UNITED STATES” AND “U.S. PERSON” ARE AS DEFINED IN REGULATION S UNDER THE U.S. SECURITIES ACT.

EXERCISABLE ONLY PRIOR TO 4:30 P.M. TORONTO LOCAL TIME ON DECEMBER 2, 2013 AFTER WHICH TIME THIS AMENDED WARRANT CERTIFICATE SHALL BE NULL AND VOID.

AMENDED COMMON SHARE PURCHASE WARRANT

TO PURCHASE COMMON SHARES OF

AGNICO-EAGLE MINES LIMITED

THIS IS TO CERTIFY that, for value received, the holder hereof is the registered holder of the number of common share purchase warrants (the “Warrants”) stated above and is entitled at any time at or after the date hereof and prior to 4:30 p.m. (Toronto time) on December 2, 2013 (the “Expiry Time”) to purchase in accordance with the provisions of the Indenture (as defined below) one common share (a “Common Share”) of Agnico-Eagle Mines Limited (the “Corporation”) for each such Warrant represented hereby at a price of US$47.25 per Common

Share (the “Exercise Price”) by surrendering to Computershare Trust Company of Canada (the “Trustee”) at its principal office in the City of Toronto, Ontario or at any other place that is designated by the Corporation with the approval of the Trustee (the “Warrant Agency”) this certificate together with an executed exercise form (the “Exercise Form”) in the form of the attached Exercise Form or any other written notice in a form satisfactory to the Trustee, in either case duly completed and executed, and a certified cheque, bank draft or money order payable at par to or to the order of Agnico-Eagle Mines Limited in the amount equal to the Exercise Price multiplied by the number of Common Shares subscribed for; provided that unless the holder has surrendered the Warrants represented hereby for exercise pursuant to the provisions hereof and of the Indenture on or prior to the Expiry Time, the Warrants represented hereby shall be void and of no effect.

Upon the exercise of the Warrants evidenced hereby, the Corporation shall cause to be issued to the person(s) in whose name(s) the Common Shares so subscribed for are to be issued (provided that if the Common Shares are to be issued to a person other than a holder of this Warrant certificate, the holder’s signature on the Exercise Form herein shall be guaranteed by a Canadian chartered bank, a major trust company in Canada, a firm which is a member of a recognized stock exchange in Canada, a member of the Investment Dealers Association of Canada, a national securities exchange in the United States, or the National Association of Securities Dealers, Inc. or a participant in the Securities Transfer Agents Medallion (STAMP) Program (an “Eligible Institution”)) the number of Common Shares to be issued to such person(s), and such person(s) shall become a holder in respect of Common Shares with effect from the date of such exercise and upon the due surrender of this Warrant certificate the Corporation will cause a certificate(s) representing such Common Shares to be made available for pick-up by such person(s) at the Warrant Agency or mailed to such person(s) at the address(es) specified in such Exercise Form, within three Business Days after receipt of notice from the Trustee of the exercise of such Warrant.

The Warrants evidenced hereby and the Common Shares to be issued upon the exercise of such Warrants have not been and will not be registered under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”) or the securities laws of any state of the United States.  The exercise rights attached to the Warrants evidenced hereby may not be exercised by or on behalf of a “U.S. Person” (a “U.S. Person”), as defined in Rule 902(k) of Regulation S under the U.S. Securities Act, by any person in the United States of America, its territories, its possessions, any state of the United States, the District of Columbia and other areas subject to its jurisdiction (the “United States “) or by any person for the account or benefit of a U.S. Person or a person in the United States of America unless registered under the U.S. Securities Act and the securities laws of all applicable states of the United States or an exemption from such registration requirements is available.  Accordingly, neither the Corporation nor the Trustee shall be obligated to or will accept subscriptions for Common Shares issuable pursuant to the exercise of the Warrants evidenced hereby from any Warrantholder, unless either (i) the Warrantholder certifies that it is not a U.S. Person, is not a person in the United States and is not exercising such Warrants for the account or benefit of a U.S. Person or a person in the United States or provides a written opinion of United States counsel reasonably acceptable to the Corporation to the effect that the issuance of such Common Shares upon exercise is exempt from registration under the U.S. Securities Act and any applicable securities laws in any state of the United States or (ii) the Warrant being exercised is a “U.S. Warrant” as defined in the Indenture.

This Warrant Certificate represents Warrants of the Corporation issued on December 3, 2008 and amended as of April 4, 2009 to become subject to the provisions of a Warrant Indenture (which indenture together with all other instruments supplemental or ancillary thereto is herein referred to as the “Indenture”) dated as of April 4, 2009 between the Corporation and the Trustee, to which Indenture reference is hereby made for particulars of the rights of the holders and the Corporation and of the Trustee in respect thereof and the terms and conditions upon which the Warrants are held, all to the same effect as if the provisions of the Indenture were herein set forth, to all of which the holder by acceptance hereof assents.  A copy of the Indenture will be provided at no cost to a holder who makes a request for such copy to the Corporation or to the Trustee.  If any conflict exists between the provisions contained herein and the provisions of the Indenture, the provisions of the Indenture shall govern.

The Indenture provides for adjustments to the right of exercise, including the amount of and class and kind of securities or other property issuable upon exercise, upon the happening of certain stated events, including the subdivision or consolidation of the Common Shares, certain distributions of Common Shares or securities convertible into Common Shares or of other securities or assets of the Corporation, certain offerings of rights, warrants or options and certain reorganizations.

No fractional Common Shares are issuable upon the exercise of this Warrant.  Holders of Warrants will not have any rights as shareholders of the Corporation by virtue of holding such Warrants.

Upon presentation to the Trustee at the Warrant Agency, subject to the provisions of the Indenture and upon compliance with the reasonable requirements of the Trustee, this Warrant certificate may be exchanged for Warrant certificates entitling the holder thereof to purchase an equal aggregate number of Common Shares upon payment of the aggregate Exercise Price.  If the holder subscribes for a lesser number of Common Shares than the number of shares referred to in this Warrant certificate, the holder shall be entitled to receive a further Warrant certificate in respect of Common Shares referred to in this Warrant certificate but not subscribed for.  The Corporation and the Trustee may treat the registered holder of this Warrant certificate for all purposes as the absolute owner hereof.  The holding of this Warrant certificate shall not constitute the holder thereof a holder of Common Shares or entitle him to any right or interest in respect thereof except as herein and in the Indenture expressly provided.

Warrants may be transferred upon compliance with the conditions described in the Indenture, on the register to be kept at the Warrant Agency, by the registered holder thereof or his executors or administrators or other legal representatives, or his or their attorney appointed by instrument in writing in form and execution satisfactory to the Trustee with a signature guaranteed by an Eligible Institution and upon compliance with such reasonable requirements as the Trustee may prescribe (including the requirement to provide evidence of satisfactory compliance with applicable securities laws).

The Indenture contains provisions making binding upon the holders of Warrants outstanding thereunder resolutions passed at meetings of such holders held in accordance with such provisions and instruments in writing signed by the holders holding a specified percentage of the then unexercised Warrants.

This Warrant certificate and the Indenture shall be governed by the laws of the Province of Ontario and the federal laws of Canada applicable in that province.  Time shall be of the essence hereof and of the Indenture.  This Warrant certificate shall not be valid for any purpose until it has been certified by or on behalf of the Trustee for the time being under the Indenture.

IN WITNESS WHEREOF the Corporation has caused this Warrant certificate to be signed by its duly authorized officer as of December 3, 2008.

AGNICO-EAGLE MINES LIMITED

By
Name: David Garofalo
Title: Chief Financial Officer and Senior Vice-President, Finance

By
Name: R. Gregory Laing
Title: General Counsel, Senior Vice-President, Legal and Corporate Secretary

This Warrant certificate is one of the Warrant certificates referred to in the Indenture within mentioned.

COMPUTERSHARE TRUST COMPANY OF CANADA

By
Name:
Title:

By
Name:
Title:

TRANSFER FORM

FOR VALUE RECEIVED, the undersigned transferor (the “Transferor”) hereby sells, assigns and transfers unto

(the “Transferee”)
(NAME)

(ADDRESS)

Warrants registered in the name of the undersigned represented by this warrant certificate and hereby irrevocably constitutes and appoints

(THIS SPACE SHOULD BE LEFT BLANK)

THE ATTORNEY OF THE UNDERSIGNED TO TRANSFER THE SAID WARRANTS ON THE APPROPRIATE REGISTER OF THE COMPANY WITH FULL POWER OF SUBSTITUTION IN THE PREMISES

DATED:

Witness	(Signature of Transferor)

(Name of Transferor — Please Print)

Witness	(Signature of Transferee)

(Name of Transferee — Please Print)

The Transferee, by executing this instrument, agrees to be bound by the terms of this warrant certificate.

DATED the                  day of                                          , 20        .

Instructions:

If the transfer form is signed by an agent, trustee, executor, administrator, curator, guardian, attorney, officer of a corporation or any person acting in a judiciary or representative capacity, the certificate must be accompanied by evidence of authority to sign satisfactory to the Company.

The Warrants shall only be transferable in accordance with applicable laws.

If this Warrant bears the legends required by section 2.2(e) of the Indenture on the first page hereof, please complete the following:

This Warrant is being transferred (please check one):

(1)                                  ☐                                    to the Corporation

(2)                                  ☐                                    outside the United States pursuant to, and in compliance with, Rule 904 of Regulation S under the Securities Act of 1933, as amended (the “U.S. Securities Act”)

(3)                                  ☐                                    pursuant to, and in compliance with, Rule 144 under the U.S. Securities Act

(4)                                  ☐                                    pursuant to, and in compliance with, another available exemption from registration under the U.S. Securities Act

(5)                                  ☐                                    pursuant to an effective registration statement under the U.S. Securities Act.

If box 2 is checked, this Transfer Form must be accompanied by a declaration, in the form set forth in Section 2.2 of the Indenture or in such other form as the Corporation may from time to time prescribe, together with such other documentation as the Corporation and the Trustee may reasonably require.

If box 3 or 4 is checked, this Transfer Form must be accompanied by an opinion of counsel of recognized standing, or other evidence, in each case reasonably satisfactory to the Corporation, to the effect that the proposed transfer may be effected without registration under the U.S. Securities Act.

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EXERCISE FORM

TO:                                                                            AGNICO-EAGLE MINES LIMITED

The undersigned holder of the within Warrants hereby irrevocably exercises the Warrants represented hereby and subscribes for the maximum number of Common Shares (or other shares or securities or property issuable in accordance with the Indenture) of Agnico-Eagle Mines Limited issuable pursuant to the within Warrants on the terms specified in the said Warrants and the Indenture.

Please check the applicable box:

☐                                    Holder hereby certifies that it (A) at the time of exercise of the Warrants is not in the United States; (B) is not a “U.S. person” (a “U.S. Person”) as defined in Regulation S under the U.S. Securities Act, and is not exercising the Warrants on behalf of or for the account or benefit of a U.S. Person or a person in the United States; and (C) did not execute or deliver this Notice of Exercise in the United States;

☐                                    Accompanying this Notice of Exercise is an opinion of counsel to the effect that either this Warrant and the Warrant Shares have been registered under the U.S. Securities Act or that upon exercise of this Warrant the Warrant Shares may be issued to Holder upon without registration under the U.S. Securities Act; or

☐                                    The Warrant is a U.S. Warrant (as defined in the Indenture) and either (A) the Holder hereby certifies that it is (i) an Initial U.S. Holder (as defined in the Indenture), (ii) it is exercising the Warrant solely for its own account and not on behalf or, or for the benefit or account of, any other person (iii) it was at the time it acquired the Warrant, and is at the time it is exercising the Warrant, an “Accredited Investor” (as defined in Rule 501(c)(1),(2),(3),(4) or (7) under the U.S. Securities Act) and (iv) it confirms, as of the date it is exercising the Warrant, the representations, warranties and acknowledgments set forth in the U.S. Subscription Agreement (as defined in the Indenture) or (B) accompanying this Notice of Exercise is a signed letter in the form as set forth in Annex B to the Indenture.

Note:  If the first box is checked, the Warrant Shares issued upon exercise of this Warrant will not be delivered to an address in the United States.

The undersigned hereby directs that the said Common Shares be issued in the name of the undersigned and delivered to the address of the undersigned as shown on the register of holders of Warrants, unless otherwise specified in the space provided below.

NAME(S) IN FULL	ADDRESS(ES) (include Postal Code)	NUMBER OF COMMON SHARES

(Please Print)

Number of Warrants being exercised:

:	Please check box if these certificates are to be delivered to the Warrant Agency, failing which the certificates will be mailed to the address shown on the register.

Please note that if Common Shares are to be issued to a person other than the registered holder, the registered holder must pay to the Trustee all exigible taxes and duly execute the form of transfer and the signature of the registered holder must be guaranteed.

DATED this                  day of                                          , 20        ..

Signature of Warrantholder

Print full name

Address in full

(Signature of Guarantor)

Name:
(Authorized Signature Number)

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SCHEDULE B

REPRESENTATION LETTER

TO:	AGNICO-EAGLE MINES LIMITED
145 King Street East, Suite 400
Toronto, Ontario
M5C 2Y7

Ladies and Gentlemen:

In connection with its acquisition of common shares (the “Common Shares”) of Agnico-Eagle Mines Limited (the “Corporation”) pursuant to the exercise of common share purchase warrants (“Warrants”) to purchase Common Shares issued on December 3, 2008 and governed by the warrant indenture dated as of April 4, 2009 between the Corporation and Computershare Trust Company of Canada, as trustee (the “Trustee”), the undersigned represents, warrants and covenants to you as follows:

(a)                                  it acquired the Warrants in the United States in a transaction intended to be exempt from the registration requirements of the U.S. Securities Act of 1933, as amended (the “U.S. Securities Act”);

(b)                                 it is authorized to consummate the purchase of the Common Shares;

(c)                                  it understands that the Common Shares have not been and will not be registered under the US Securities Act or any applicable state securities laws and that the contemplated sale is being made in reliance on a private placement exemption to “Accredited Investors” (as such term is defined in Annex A hereto, “Accredited Investors”) and in reliance on exemptions under applicable state securities laws;

(d)                                 it is an Accredited Investor as defined in Rule 501(a)(1), (2), (3) or (7) under the U.S. Securities Act (please check the applicable category in Annex A) and is acquiring the Common Shares for its own account, and not with a view to any resale, distribution or other disposition of the Common Shares in violation of United States securities laws or applicable state securities laws;

(e)                                  the issuance of the Common Shares will be conditioned upon delivery to the Corporation of this letter and, if reasonably required by the Corporation, a written opinion of United States counsel reasonably acceptable to the Corporation to the effect that the issuance of the Common Shares is exempt from registration under the U.S. Securities Act and any applicable securities laws in any state of the United States;

(f)                                    it has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment in the Common Shares and is able to bear the economic risks of such investment;

(g)                                 it acknowledges that it is not purchasing the Common Shares as a result of any general solicitation or general advertising, including, without limitation, advertisements, articles, notices or other communications published on the Internet or in any newspaper, magazine or similar media or broadcast over radio or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising;

(h)                                 it understands that if it decides to offer, sell, pledge or otherwise transfer the Common Shares, such securities may be offered, sold, pledged or otherwise transferred only, (i) to the Corporation; (ii) outside the United States in accordance with Rule 904 of Regulation S under the U.S. Securities Act; (iii) in accordance with an exemption from registration under the U.S. Securities Act, provided that it provides an opinion of counsel, of recognized standing reasonably satisfactory to the Corporation, regarding the applicability of such exemption; or (iv) under an effective registration statement under the U.S. Securities Act, and in each case in accordance with any applicable state securities laws in the United States or securities laws of any other applicable jurisdiction;

(i)                                     it understands and acknowledges that upon the original issuance thereof, and until such time as the same is no longer required under applicable requirements of the U.S. Securities Act or applicable state securities laws, certificates representing Common Shares, and all certificates issued in exchange therefor or in substitution thereof, shall bear the following legend:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”) OR UNDER APPLICABLE STATE SECURITIES LAWS.  THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF AGNICO-EAGLE MINES LIMITED (THE “CORPORATION”) THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY:  (A) TO THE CORPORATION, (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH REGULATION S UNDER THE U.S. SECURITIES ACT, (C) IN ACCORDANCE WITH (1) RULE 144 UNDER THE U.S. SECURITIES ACT (IF AVAILABLE) OR (2) ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE U.S. SECURITIES ACT OR (D) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE U.S. SECURITIES ACT AND, IN EACH CASE, IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAWS OR THE APPLICABLE LAWS OF ANY OTHER JURISDICTION, PROVIDED THAT IN THE CASE OF TRANSFERS PURSUANT TO (C) (1) OR (2) ABOVE, A LEGAL OPINION OR OTHER EVIDENCE

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SATISFACTORY TO THE CORPORATION TO THE EFFECT THAT THE PROPOSED TRANSFER MAY BE EFFECTED WITHOUT REGISTRATION UNDER THE U.S. SECURITIES ACT MAY BE REQUIRED BY THE CORPORATION.

DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE “GOOD DELIVERY” IN SETTLEMENT OF TRANSACTIONS ON STOCK EXCHANGES IN CANADA.  IF THESE SECURITIES ARE BEING SOLD IN COMPLIANCE WITH REGULATION S UNDER THE U.S. SECURITIES ACT, A NEW CERTIFICATE, BEARING NO LEGEND, DELIVERY OF WHICH WILL CONSTITUTE “GOOD DELIVERY” MAY BE OBTAINED FROM THE TRUSTEE UPON DELIVERY OF THIS CERTIFICATE AND A DULY EXECUTED DECLARATION, IN A FORM SATISFACTORY TO THE TRUSTEE AND THE CORPORATION, AND SUCH OTHER DOCUMENTATION AS MAY BE REQUIRED BY THE TRUSTEE AND THE CORPORATION, TO THE EFFECT THAT THE SALE OF THE SECURITIES REPRESENTED HEREBY IS BEING MADE IN COMPLIANCE WITH REGULATION S UNDER THE U.S. SECURITIES ACT”;

provided that, if the Common Shares are being sold in compliance with the requirements of Rule 904 of Regulation S under the U.S. Securities Act and applicable Canadian laws and regulations, the legend may be removed by providing a declaration to the Trustee, as registrar and transfer agent, to the effect set forth in Annex B hereto, or in such other form as the Trustee or the Corporation may from time to time prescribe;

and provided further, that, if any such securities are being sold pursuant to Rule 144 of the U.S. Securities Act or a transaction that does not require registration under the U.S. Securities Act or applicable state securities laws, the legend may be removed by delivery to the registrar and transfer agent of the Corporation of an opinion of counsel, of recognized standing reasonably satisfactory to the Corporation, to the effect that such legend is no longer required under applicable requirements of the U.S. Securities Act or state securities laws;

and provided further, that, at such time as the legend is no longer required under the U.S. Securities Act, such legend may be removed by delivery to the Corporation or the registrar and transfer agent (with notice to the Corporation) of such legal opinion, certificates of, representation or other documents as may be reasonably required by the Corporation.

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(j)                                     it consents to the Corporation making a notation on its records or giving instructions to any transfer agent of the Common Shares in order to implement the restrictions on transfer set forth and described herein;

(k)                                  if required by applicable securities legislation, regulatory policy or order by any securities commission, stock exchange or other regulatory authority, it will execute, deliver and file and otherwise assist the Corporation in filing reports, questionnaires, undertakings and other documents with respect to the issue of the Common Shares;

(l)                                     it understands and acknowledges that the Corporation is not obligated to file and has no present intention of filing with the United States Securities and Exchange Commission or with any state securities administrator any registration statement in respect of resales of the Common Shares in the United States;

(m)                               it understands and acknowledges that the Corporation (i) is not obligated to remain a “foreign issuer” within the meaning of Regulation S under the U.S. Securities Act; (ii) may not, at the time the Common Shares are resold by it or at any other time, be a foreign issuer; and (iii) may engage in one or more transactions which could cause the Corporation not to be a foreign issuer; and

(n)                                 it understands that the Corporation and others will rely upon the truth and accuracy of the foregoing acknowledgements, representations and agreements, and it agrees that, if any of the acknowledgements, representations and agreements made by it, or deemed to have been made by it by its purchase of the Common Shares, for its own account or for one or more accounts as to which it exercises sole investment discretion, is no longer accurate, it shall promptly notify the Corporation.

The undersigned acknowledges that the representations and warranties and agreements contained herein are made by it with the intent that they may be relied upon by you in determining its eligibility to purchase the Common Shares.  By this letter the undersigned represents and warrants that the foregoing representations and warranties are true and that they shall survive the purchase by it of the Common Shares and shall continue in full force and effect notwithstanding any subsequent disposition by the undersigned of the Common Shares.

You are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

Dated:	Name of Purchaser

By:
Name:
Title:

4

ANNEX A

DEFINITION OF ACCREDITED INVESTOR

(PLEASE CHECK THE APPLICABLE CATEGORY.)

“Accredited Investor” means any entity that comes within any of the following categories at the time of the sale of the Common Shares to such entity:

☐            Any bank as defined in section 3(a)(2) of the U.S. Securities Act, or any savings and loan association or other institution as defined in section 3(a)(5)(A) of the Act whether acting in its individual or fiduciary capacity;

☐            Any broker or dealer registered pursuant to section 15 of the United States Securities Exchange Act of 1934;

☐            Any insurance company as defined in section 2(a)(13) of the U.S. Securities Act;

☐            Any investment company registered under the Investment Company Act of 1940 or any business development company as defined in section 2(a)(48) of that Act;

☐            Any Small Business Investment Corporation licensed by the U.S. Small Business Administration under section 301(c) or (d) of the Small Business Investment Act of 1958;

☐            Any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees if such plan has total assets in excess of $5,000,000;

☐            Any employee benefit plan within the meaning of title I of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in section 3(21) of such Act, which is either a bank, savings and loan association, insurance company or registered investment advisor, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

☐            Any private business development company as defined in section 202(a)(22) of the Investment Advisers Act of 1940;

☐            Any organization described in section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

☐            Any trust, with total assets in excess of $5,000,000 not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii); or

ANNEX B

Form of Declaration for Removal of Legend

To:	COMPUTERSHARE TRUST COMPANY OF CANADA,
as registrar and transfer agent for the securities of

AGNICO-EAGLE MINES LIMITED
145 King Street East, Suite 400
Toronto, Ontario
M5C 2Y7

The undersigned (A) acknowledges that the sale of the securities to which this declaration relates is being made in reliance on Rule 904 of Regulation S under the U.S. Securities Act of 1933, as amended (the “U.S. Securities Act”), and (B) certifies that (1) it is not an “affiliate” (as defined in Rule 405 under the U.S. Securities Act) of Agnico-Eagle Mines Limited; (2) the offer of such securities was not made to a person in the United States and either (a) at the time the buy order was originated, the buyer was outside the United States, or the seller and any person acting on its behalf reasonably believed that the buyer was outside the United States or (b) the transaction was executed on or through the facilities of the Toronto Stock Exchange and neither the seller nor any person acting on its behalf knows that the transaction has been prearranged with a buyer in the United States; (3) neither the seller nor any person acting on its behalf has engaged or will engage in any “directed selling efforts” in connection with the offer and sale of such securities; (4) the sale is bona fide and not for the purpose of “washing off” the resale restrictions imposed because the securities are “restricted securities” (as that term is defined in Rule 144(a)(3) under the U.S. Securities Act); (5) the seller does not intend to replace the securities sold in reliance on Rule 904 of Regulation S under the U.S. Securities Act with fungible unrestricted securities; and (6) the contemplated sale is not a transaction, or part of a series of transactions which, although in technical compliance with Regulation S under the U.S. Securities Act, is part of a plan or scheme to evade the registration provisions of the U.S. Securities Act.  Terms used herein have the meanings given to them by Regulation S under the U.S. Securities Act.

Dated:

Name of Seller

By:
Name:
Title: